SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      Securities Act of 1933 File #2-54998
                 Investment Company Act of 1940 File #811-2604
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

       PRE-EFFECTIVE AMENDMENT NO. ___       / /
       POST-EFFECTIVE AMENDMENT NO. 32       /X/

                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

       AMENDMENT NO.  30                     /X/

                           COMPOSITE INCOME FUND, INC.
--------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)

               601 W. Main Avenue, Suite 801, Spokane, WA  99201
--------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 1-509-353-3486
--------------------------------------------------------------------------
               (Registrant's telephone number, including area code)

JOHN T. WEST, CORPORATE SECRETARY
Composite Group of Funds
601 West Main Avenue, Suite 801, Spokane, WA  99201
---------------------------------------------------
       (Name and address of agent for service)

Approximate Date of Proposed Public Offering:  April 30, 1997

It is proposed that this filing will become effective:

[  ] immediately upon filing pursuant to paragraph (b) of Rule 485
[xx] on April 30, 1997, pursuant to paragraph (b) of Rule 485
[  ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[  ] on (date) pursuant to paragraph (a)(i) of Rule 485
[  ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[  ] on (date) pursuant to paragraph (a)(ii) of Rule 485
[  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
-------------------------------------------------------------------------------
       CALCULATION OF REGISTRATIAON FEE UNDER THE SECURITIES ACT OF 1933

Indefinite amount has been registered pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on February 24, 1997.

                                     PART A
                               TABLE OF CONTENTS

N-1A Item No.                                                    Location

Item 1.     Cover Page ......................................... Cover Page
Item 2.     Synopsis ........................................... Fee Table
                                                                 About this
                                                                   Prospectus
Item 3.     Condensed Financial Information .................... Financial
                                                                   Highlights
                                                                 Performance
                                                                   Information
Item 4.     General Description of the Registrant .............. Cover Page
                                                                 The Funds'
                                                                   Objectives
                                                                 Investment
                                                                   Practices and
                                                                   Risk Factors
                                                                 Investment
                                                                   Restrictions
Item 5.     Management of the Fund ............................. Who We Are
                                                                 The Cost of
                                                                   Good
                                                                   Management
                                                                 How to Buy
                                                                   Shares
Item 6.     Capital Stock and Other Securities ................. Who We Are
                                                                 Distribution
                                                                   of Income and
                                                                   Capital Gains
                                                                 Income Taxes on
                                                                   Dividends and
                                                                   Capital Gains
                                                                 We're Here
                                                                   to Help
                                                                   You
Item 7.     Purchase of Securities Being Offered ............... The Cost of
                                                                   Good
                                                                   Management
                                                                 The Value of a
                                                                   Single Share
                                                                 How to Buy
                                                                   Shares
Item 8.     Redemption or Repurchase ........................... How to Sell
                                                                   Shares
Item 9.     Pending Legal Proceedings ..........................       *



*Not applicable or negative answer

                                     PART B
                               TABLE OF CONTENTS
Item 10.    Cover Page ......................................... Cover Page
Item 11.    Table of Contents .................................. Table of
                                                                   Contents
Item 12.    General Information and History .................... Organization
                                                                   and
                                                                   Authorized
                                                                   Capital
Item 13.    Investment Objectives & Policies ................... See Prospectus
                                                                   page 8
                                                                 Investment
                                                                   Practices
                                                                 Brokerage
                                                                   Allocations
                                                                   and
                                                                   Portfolio
                                                                   Transactions
Item 14.    Management of the Fund ............................. The Funds and
                                                                   Their
                                                                   Management
Item 15.    Control Persons and Principal Holders of Securities. Directors &
                                                                   Officers of
                                                                   the Funds
Item 16.    Investment Advisory and Other Services ............. The Investment
                                                                   Adviser
                                                                 Investment
                                                                   Management
                                                                   Services
                                                                 Distribution
                                                                   Services
                                                                 Custodian
Item 17.    Brokerage Allocation & Other Practices ............. Brokerage
                                                                   Allocations
                                                                   and Portfolio
                                                                   Transactions
Item 18.    Capital Stock and Other Securities ................. Organization
                                                                   and
                                                                   Authorized
                                                                   Capital
                                                                 Voting
                                                                   Privileges
Item 19.    Purchase, Redemption and Pricing of Securities
               Being Offered ................................... How Shares are
                                                                   Valued
                                                                 How Shares Can
                                                                   Be Purchased
                                                                 How to Sell
                                                                   Shares - See
                                                                   Prospectus
                                                                   page 21
                                                                 Exchange
                                                                   Privilege
                                                                 Services
                                                                   Provided
                                                                   by the Funds
                                                                 Specimen Price
                                                                   Make-up
                                                                   Sheet
Item 20.    Tax Status ......................................... Dividends,
                                                                   Capital
                                                                   Gain
                                                                   Distributions
                                                                   and Taxes
Item 21.    Underwriters ....................................... Distribution
                                                                   Services
Item 22.    Performance Information ............................ Performance
                                                                   Information
Item 23.    Financial Statements ............................... Financial
                                                                   Statements
                                                                   and Reports

                              COMPOSITE BOND FUNDS
                                    Suite 801
                               601 W. Main Avenue
                         Spokane, Washington 99201-0613
                Telephone (509) 353-3550 Toll Free (800) 543-8072


A SELECTION OF THREE FUNDS WITH DIFFERENT INVESTMENT OBJECTIVES:

     The Composite Bond Funds are designed for investors who want to generate income from debt securities and protect their capital:

     COMPOSITE U.S. GOVERNMENT SECURITIES, INC. - This Fund is intended to provide a high level of current income, consistent with safety and liquidity. Investments are made in obligations issued or guaranteed by the U.S. government. The Fund also invests in repurchase agreements and collateralized mortgage obligations that are secured by those types of obligations.

     COMPOSITE INCOME FUND, INC. - The objective for this Fund is to provide a high level of current income that is consistent with protection of shareholders' capital. It pursues this objective through careful investment in a diversified pool of debt securities.

     COMPOSITE TAX-EXEMPT BOND FUND, INC. - This Fund is designed to provide a high level of income that is exempt from federal taxes and to protect investors' capital. The Fund invests in a carefully selected portfolio of bonds issued by states, counties, cities and other governmental bodies whose bonds generate income exempt from federal income tax.

     Please read this Prospectus, dated April 30, 1997, and retain it for future reference. It sets forth information about these Funds that a prospective investor should know before investing.

OTHER IMPORTANT INFORMATION

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SHARES INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
     A STATEMENT OF ADDITIONAL INFORMATION ABOUT THE FUNDS, DATED APRIL 30, 1997, IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. IT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY CALLING OR WRITING THE FUNDS AT THE LOCATION LISTED IN THE HEADING OF THIS INTRODUCTION.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                      Page
About this Prospectus.........................   2
Expense information...........................   3
Financial highlights..........................   4
The Funds' objectives.........................   9
Investment practices and risk factors.........   9
Investment restrictions ......................  12
Who we are....................................  13
The cost of good management...................  14
The value of a single share...................  15
How to buy shares.............................  15
Distribution of income and capital gains......  18
Income taxes on dividends and
  capital gains...............................  19
Exchanges for other Composite funds...........  19
How to sell shares............................  20
IRAs & other tax-sheltered
  retirement plans............................  21
Performance information.......................  21
Reports to shareholders.......................  22
We're here to help you........................  22


ABOUT THIS PROSPECTUS
     In this publication, you will find basic information about the Composite Bond Funds. Included are such subjects as how to buy and sell shares, as well as details about the Funds' objectives, investment practices and restrictions, and other matters.
     If you are not familiar with mutual funds, investment terminology, or the Composite Group of Funds, you may find it useful to understand the following key words and terms that appear frequently on these pages:

GLOSSARY OF KEY WORDS AND TERMS
     ADVISER. Composite Research & Management Co., which is called the "Adviser" in this Prospectus, is the manager of the Bond Funds and several other Composite mutual funds.
     CLASS A SHARES. All Composite Bond Funds are available in two classes. Class A shares include a sales charge at the time of purchase and annual operating expenses.
     CLASS B SHARES. Class B shares do not have an initial sales charge, but they do have higher operating expenses for six years than Class A shares, and they have a contingent deferred sales charge (see below).
     CONTINGENT DEFERRED SALES CHARGE. If an investor redeems Class B shares within four years of purchase, he or she normally must pay this charge.
     DISTRIBUTOR. Murphey Favre, Inc. distributes the Composite Bond Funds and other Composite mutual funds and is referred to as the "Distributor" in this Prospectus.
     EXCHANGE. This privilege allows shareholders to exchange shares of any other Composite fund for the same class of shares of any other Composite fund. There is no fee or additional sales charge for an exchange.
     FUND. The term "Fund" identifies any one of the three mutual funds offered through this Prospectus. These "Funds" are identified as follows in this document:
     INCOME. This Fund's objective is to provide a high level of current income, consistent with protection of shareholders' capital. It invests in a diversified portfolio of debt securities.
     TAX-EXEMPT. This Fund's objective is to provide income that is exempt from federal taxes, and, at the same time, to protect investors' capital.
     U.S. GOVERNMENT SECURITIES. This Fund's objective is to provide a high level of current income from U.S. government securities, consistent with safety and liquidity.
     NET ASSET VALUE (NAV). This is the term used in this publication and in daily newspaper financial tables to report the value of a single share of a mutual fund.
     REDEMPTION. This refers to the sale of mutual fund shares by an investor. He or she is said to have "redeemed" the shares.
     REPRESENTATIVE. This is the person who is authorized to purchase or sell mutual fund shares on your behalf. Your representative may be an investment representative of Washington Mutual Bank or a registered representative of Murphey Favre, Inc., or a registered representative of another securities dealer.
     STATEMENT OF ADDITIONAL INFORMATION. This is a document that has more detailed information about the Funds than what is in this Prospectus. It is on file with the Securities and Exchange Commission and also is available through the Funds.

EXPENSE INFORMATION
     The table below shows the Funds' costs and expenses that an investor will bear both directly or indirectly and how they affect share ownership. Operating expenses are based on the Funds' expenses during the fiscal year ended December 31, 1996.
     For further information on costs and expenses, please see "The cost of good management" on Page 14.
                                                              CLASS A   CLASS B
SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:               SHARES    SHARES
Maximum sales charge imposed on purchases                    --------- ---------
  (as a percentage of offering price)                          4.00%      None
Maximum contingent deferred sales charge (as a percentage of
  purchase price or redemption proceeds, whichever is lower)   None       4.00%
Redemption fee                                                 None       None
Exchange fee                                                   None       None

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)   U.S. GOVERNMENT
                         SECURITIES           INCOME              TAX-EXEMPT
                   --------------------- -------------------- ------------------
                    Class A    Class B   Class A    Class B   Class A    Class B
                     shares     shares    shares     shares    shares    shares
                   ---------- ---------- --------- ---------- --------- --------
Advisory fees         .63%       .63%      .63%       .63%      .50%       .50%
12b-1 fees            .20%      1.00%      .20%      1.00%      .20%      1.00%
Other expenses        .20%       .22%      .25%       .26%      .10%       .15%
Total Fund operating ------    --------- --------- ---------- --------- --------
     expenses        1.03%      1.85%     1.08%      1.89%      .80%      1.65%
                     ======    ========= ========= ========== ========= ========

     Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The 4% contingent deferred sales charge on Class B shares declines 1% annually to 0% after four years. 12b-1 fees include service fees not to exceed .25% of average net assets with the remainder being reimbursed distribution expenses for Class A shares and distribution fees for Class B shares. Please see "The cost of good management" for further information. There is a $10 charge for redemptions paid by Fed Funds wire but not for redemptions deposited to your pre-authorized bank account or paid by check.
     You would pay the following expenses on a $1,000 investment in one of the Funds, assuming you receive a 5% annual return and that the Fund's expenses are the same as those shown in the Annual fund operating expenses table on the previous page. The 5% figure is a constant rate required for comparative purposes by the Securities and Exchange Commission. The example should not be considered a representation of past or future expenses or performance. Actual results will be greater or less than the illustration.


                        U.S. GOVERNMENT
                          SECURITIES             INCOME            TAX-EXEMPT
Expenses assuming
redemption             Class A   Class B     Class A Class B    Class A  Class B
at the end of each      shares    shares     shares   shares    shares   shares
period:                --------  -------    -------- --------  -------- --------

      1 Year            $ 55      $ 49       $ 56     $ 49       $ 53      $ 47
      3 Years           $ 76      $ 68       $ 78     $ 69       $ 69      $ 62
      5 Years           $ 99      $101       $102     $103       $ 87      $ 90
     10 Years           $163      $174       $171     $180       $138      $151

Assuming you keep your shares
and no redemptions are made:

      1 Year            $ 55      $ 19       $ 56     $ 19       $ 53      $ 17
      3 Years           $ 76      $ 58       $ 78     $ 59       $ 69      $ 52
      5 Years           $ 99      $101       $102     $103       $ 87      $ 90
     10 Years           $163      $174       $171     $180       $138      $151

     Class B shares automatically convert to Class A shares after six years without charge or tax impact. Because of that, years seven through ten reflect Class A operating expenses. Redemptions at the end of a full year result in the imposition of the following year's contingent deferred sales charge. Class B expenses assume contingent deferred sales charges as follows: one year, 3%; three years, 1%; five and ten years, 0%. Long-term Class B shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. The Class B conversion feature is intended to reduce the likelihood this will occur.

FOR FURTHER INFORMATION
    * Advisory fees - See "The cost of good management" Page 14
    * 12b-1 fees - See "The cost of good management" Page 14
    * Sales charge on purchases - See "Buying Class A shares" Page 16
    * Contingent deferred sales charge - See "Buying Class B shares" Page 17
    * Conversion of Class B shares to Class A - See "Class B conversion feature" Page 18

FINANCIAL HIGHLIGHTS
     The tables on the following pages present selected financial information about the Funds, including per share data, expense ratios and other data based on average net assets. This information has been audited by LeMaster & Daniels pllc, the Funds' independent auditors, whose reports appear in the Funds' annual report. The annual report is incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

U.S. GOVERNMENT SECURITIES - CLASS A SHARES
                                                        TEN MONTHS
                                  YEARS ENDED             ENDED
                                 DECEMBER 31,            DECEMBER          YEARS ENDED LAST DAY OF FEBRUARY,
                          1996    1995    1994    1993  31, 1992(3)   1992      1991      1990      1989       1988    1987
                        -------- ------- ------- ------ -----------  ------    -------   -------   -------   -------- -------
NET ASSET VALUE,
BEGINNING OF PERIOD ..  $10.84   $ 9.64   $10.79 $10.63    $10.53    $10.17     $ 9.90    $ 9.63   $10.25     $10.61  $10.71
 INCOME FROM            -------- ------- ------- ------ -----------  ------    -------   -------   -------   -------- -------
 INVESTMENT
 OPERATIONS
 Net Investment Income    0.63    0.63     0.63   0.69      0.62      0.79       0.84      0.88     0.91       0.91    1.00
 Net Gains or Losses on
  Securities (both realized
  and unrealized).....   (0.38)   1.20    (1.15)  0.16      0.10      0.36       0.27      0.27    (0.62)     (0.36)   0.01
   Total from           -------- ------- ------- ------ ----------- -------    -------   -------  --------   -------- -------
   Investment Operations  0.25    1.83    (0.52)  0.85      0.72      1.15       1.11      1.15     0.29       0.55    1.01
 Less Distributions     -------- ------- ------- ------ ----------- -------    -------   -------  --------   -------- -------
 Dividends (from net
  investment income) ..  (0.63)  (0.63)   (0.63) (0.69)    (0.62)    (0.79)     (0.84)    (0.88)   (0.91)     (0.91)  (1.06)
 Distributions (from
  capital gains).......      -       -       -       -         -         -          -         -        -          -   (0.05)
                        -------- ------- ------- ------ ----------- -------    -------   -------  --------   -------- -------
   Total distributions.  (0.63)  (0.63)   (0.63) (0.69)    (0.62)    (0.79)     (0.84)    (0.88)   (0.91)     (0.91)  (1.11)
                        -------- ------- ------- ------ ----------- -------    -------   -------  --------   -------- -------
NET ASSET VALUE,
END OF PERIOD ......... $10.46  $10.84   $ 9.64 $10.79    $10.63    $10.53     $10.17    $ 9.90   $ 9.63     $10.25  $10.61
                        ======== ======= ======= ====== =========== =======    =======   =======  ========   ======== =======
TOTAL RETURN (1) ......  2.48%  19.45%   -4.91%  8.12%     7.03%    11.72%     11.72%    12.31%    2.94%      6.63%   8.95%

RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of
  Period (in thousands). $138,159 $177,310 $188,068 $268,112 $207,501 $141,377 $92,293 $83,360    $79,920    $89,385 $111,991
 Ratio of Expenses to
  Average Net Assets(2). 0.97%   1.01%    0.97%  0.99%     0.99%(4)  1.01%      1.03%     0.99%    0.88%      0.88%   0.88%
 Ratio of Net Income
  to Average Net Assets. 6.01%   6.08%    6.19%  6.29%     6.98%(4)  7.63%      8.43%     8.86%    9.14%      9.03%   9.33%
 Portfolio Turnover Rate.  16%      8%      34%    51%       11%(4)   .17%       .66%      .19%     .41%       .43%   .128%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratios of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3) Change in Fund's fiscal year end.
(4) Annualized.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
U.S. GOVERNMENT SECURITIES - CLASS B SHARES

                                                    March 30,                                 March 30,
                                       Years Ended   1994 to
                                         Dec. 31,    Dec. 31,
                                       1996    1995   1994(2)
                                      ------- ------ -------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.84  $ 9.64 $10.24
                                      ------- ------ -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........       0.54    0.54   0.41
 Net Gains or Losses on Securities
  (both realized and unrealized).      (0.38)   1.20  (0.60)
                                      ------- ------ -------
   Total from Investment Operations     0.16    1.74  (0.19)
                                      ------- ------ -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income)(0.54)  (0.54) (0.41)
                                      ------- ------ -------
NET ASSET VALUE, END OF PERIOD ..     $10.46  $10.84 $ 9.64
                                      ======= ====== =======
TOTAL RETURN (1) ................      1.58%  18.48% -1.86%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (in thousands) .................     $2,963  $2,206 $1,063
 Ratio of Expenses to Average
 Net Assets (3) .................     1.85%    1.84%  1.76%(4)
 Ratio of Net Income to
 Average Net Assets .............     5.14%    5.20%  5.43%(4)
 Portfolio Turnover Rate ........       16%       8%    34%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) From the commencement of offering Class B shares.
(3) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(4) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

INCOME - CLASS A SHARES

                                                          THREE MONTHS
                                      YEARS ENDED            ENDED
                                      DECEMBER 31,         DECEMBER              YEARS ENDED SEPTEMBER 30,
                              1996    1995   1994    1993  31, 1992(3)  1992     1991   1990    1989    1988   1987
                            ------- ------- ------- ------ ----------- ------  ------- ------- ------- ------- ------
NET ASSET VALUE,
BEGINNING OF PERIOD ......  $ 9.44  $ 8.29  $ 9.33  $ 8.99  $ 9.17     $ 8.68  $ 8.12  $ 8.51  $ 8.87  $ 9.04 $ 9.42
 INCOME FROM                ------- ------- ------- ------ ----------- ------- ------- ------- ------- ------- ------
 INVESTMENT
 OPERATIONS
 Net Investment Income ...    0.59    0.59    0.60    0.61    0.16       0.65    0.68    0.74    0.91    0.95   0.96
 Net Gains or Losses on
  Securities (both realized
  and unrealized).........   (0.29)   1.15   (1.04)   0.34   (0.18)      0.49    0.56   (0.39)  (0.36)  (0.17) (0.38)
   Total from               ------- ------- -------- ------ ---------- ------- ------- ------- ------- ------- ------
   Investment Operations .    0.30    1.74   (0.44)   0.95   (0.02)      1.14    1.24    0.35    0.55    0.78   0.58
 Less Distributions         ------- ------- -------- ------ ---------- ------- ------- ------- ------- ------- ------
 Dividends (from net
  investment income) .....   (0.59)  (0.59)  (0.60)  (0.61)  (0.16)     (0.65)  (0.68)  (0.74)  (0.91)  (0.95) (0.96)
NET ASSET VALUE,            ------- ------- -------- ------ ---------- ------- ------- ------- ------- ------- ------
END OF PERIOD ............  $ 9.15  $ 9.44  $ 8.29  $ 9.33  $ 8.99     $ 9.17  $ 8.68  $ 8.12  $ 8.51  $ 8.87 $ 9.04
                            ======= ======= ======== ====== ========== ======= ======= ======= ======= ======= ======
TOTAL RETURN (1) .........   3.46%  21.58%  -4.82%  10.82%  -0.23%     13.57%  15.93%   4.32%   6.58%   9.02%  6.39%
RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of
  Period (in thousands) .. $86,657 $97,534  $88,102 $104,876 $86,425 $84,995 $73,342 $66,648$126,088$162,956  $133,596
 Ratio of Expenses to
  Average Net Assets (2) .  1.03%   1.08%    1.04%   1.08%   0.95%(4)  1.05%   1.04%   1.04%   0.96%   1.01%   0.99%
 Ratio of Net Income
  to Average Net Assets ..  6.52%   6.59%    6.83%   6.58%   6.94%(4)  7.26%   8.16%   8.97%  10.53%  10.56%  10.32%
 Portfolio Turnover Rate .    42%     43%      26%     51%     87%(4)    47%    106%     64%     37%     47%     99%

(1) Total returns do not reflect  a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3) Change in Fund's fiscal year end.
(4) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
INCOME - CLASS B SHARES


                                                     March 30,
                                        Years Ended   1994 to
                                          Dec. 31,   Dec. 31,
                                       1996    1995   1994(2)
                                      ------- ------ -------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 9.46  $ 8.30 $ 8.85
                                      ------- ------ -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........       0.52    0.51   0.40
 Net Gains or Losses on Securities
  (both realized and unrealized).      (0.29)   1.16  (0.55)
                                      ------- ------ -------
   Total from Investment Operations     0.23    1.67  (0.15)
                                      ------- ------ -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income)(0.52)  (0.51) (0.40)
                                      ------- ------ -------
NET ASSET VALUE, END OF PERIOD ..     $ 9.17  $ 9.46 $ 8.30
                                      ======= ====== =======
TOTAL RETURN (1) ................      2.59%  20.70% -1.67%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (in thousands) .................     $7,122  $4,452 $2,299
 Ratio of Expenses to Average
 Net Assets (3) .................      1.89%   1.91%  1.80%(4)
 Ratio of Net Income to
 Average Net Assets .............      5.69%   5.73%  6.25%(4)
 Portfolio Turnover Rate ........        42%     43%    26%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) From the commencement of offering Class B shares.
(3) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(4) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

TAX-EXEMPT - CLASS A SHARES



                                                       YEARS ENDED DECEMBER 31,
                             1996    1995     1994   1993    1992    1991    1990    1989    1988    1987
                           ------- -------  ------- ------- ------- ------- ------- ------- ------- -------
NET ASSET VALUE,
BEGINNING OF YEAR ........ $ 8.02  $ 7.13   $ 8.04  $ 7.58  $ 7.42  $ 7.16  $ 7.17  $ 7.20  $ 7.02  $ 7.56
 INCOME FROM               ------- -------  ------- ------- ------- ------- ------- ------- ------- -------
 INVESTMENT
 OPERATIONS
 Net Investment Income....   0.38    0.38     0.39    0.40    0.42    0.45    0.47    0.50    0.52    0.54
 Net Gains or Losses on
  Securities (both realized
  and unrealized).........  (0.19)   0.89   (0.91)    0.54    0.23    0.34  (0.01)    0.07    0.20   (0.45)
   Total from              ------- ------- -------- ------- ------- ------- ------- ------- ------- -------
   Investment Operations..   0.19    1.27   (0.52)    0.94    0.65    0.79    0.46    0.57    0.72    0.09
 LESS DISTRIBUTIONS        ------- ------- -------- ------- ------- ------- ------- ------- ------- -------
 Dividends (from net
  investment income)......  (0.38)  (0.38)  (0.39)  (0.40)  (0.42)  (0.45)  (0.47)  (0.50)  (0.52)  (0.53)
 Distributions (from
  capital gains)..........      -       -       -   (0.08)  (0.07)  (0.08)      -   (0.10)  (0.02)  (0.10)
                           ------- ------- -------- ------- ------- ------- ------- ------- ------- -------
   Total distributions....  (0.38)  (0.38)  (0.39)  (0.48)  (0.49)  (0.53)  (0.47)  (0.60)  (0.54)  (0.63)
                           ------- ------- -------- ------- ------- ------- ------- ------- ------- -------
NET ASSET VALUE,
END OF YEAR .............. $ 7.83  $ 8.02   $ 7.13  $ 8.04  $ 7.58  $ 7.42  $ 7.16  $ 7.17  $ 7.20  $ 7.02
                           ======= ======= ======== ======= ======= ======= ======= ======= ======= =======
TOTAL RETURN (1) .........  2.52%  18.25%   -6.53%  12.54%   9.00%  11.36%   6.71%   8.08%  10.66%   1.25%
RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of
  Year (in thousands)..... $203,606 $230,055 $215,438 $259,045 $186,861 $140,154 $111,462 $104,208 $94,156 $83,057
 Ratio of Expenses to
  Average Net Assets (2) .  0.75%   0.81%    0.79%   0.81%   0.78%   0.77%   0.77%   0.80%   0.80%   0.85%
 Ratio of Net Income
  to Average Net Assets...  4.90%   5.03%    5.23%   4.97%   5.56%   6.16%   6.65%   6.85%   7.34%   7.36%
 Portfolio Turnover Rate .    22%      8%      12%     19%     30%     83%    115%    104%     47%     49%

(1) Total returns do not reflect a sales charge.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

TAX-EXEMPT - CLASS A SHARES
                                                     March 30,
                                      Years Ended    1994 to
                                        Dec. 31,     Dec. 31,
                                      1996    1995   1994(2)
                                      ------- ------ -------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 8.02  $ 7.13 $ 7.49
                                      ------- ------ -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........       0.31    0.32   0.25
 Net Gains or Losses on Securities
  (both realized and unrealized).      (0.19)   0.89  (0.36)
                                      ------- ------ -------
   Total from Investment Operations     0.12    1.21  (0.11)
                                      ------- ------ -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income)(0.31)  (0.32) (0.25)
                                      ------- ------ -------
NET ASSET VALUE, END OF PERIOD ..     $ 7.83  $ 8.02 $ 7.13
                                      ======= ====== =======
TOTAL RETURN (1) ................      1.61%  17.30% -1.46%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (in thousands) .................     $5,266  $2,682 $1,258
 Ratio of Expenses to Average
 Net Assets (3) .................      1.65%   1.62%  1.58%(4)
 Ratio of Net Income to
 Average Net Assets .............      4.01%   4.18%  4.53%(4)
 Portfolio Turnover Rate ........        22%      8%    12%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) From the commencement of offering Class B shares.
(3) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(4) Annualized.


THE FUNDS' OBJECTIVES
     Composite Research & Management Co., referred to as the "Adviser" in this Prospectus, manages the Funds. The Adviser attempts to maintain Funds that are responsive to changes in economic trends and developments, government actions and regulations, and international monetary conditions.

     The investment objectives of each Fund are described below. These objectives are fundamental and, therefore, cannot be changed without a majority vote of the Fund's outstanding shares. Because risks are involved, there cannot be any assurance a Fund's objectives will be attained.

     U.S. Government Securities: This Fund has the objective of maintaining a high level of current income, consistent with safety and liquidity. The Fund invests in obligations issued or guaranteed by the full faith and credit of the U.S. government or investments secured by these types of obligations.
     Income: The objective for this Fund is to provide a high level of current income that is consistent with protection of shareholders' capital. The Fund carries out investments in a diversified pool of debt securities, generally investing in higher grades of debt.
     Tax-Exempt: This Fund has the objective of maintaining a high level of federal tax-exempt income while protecting investors' capital. Investments are made in a carefully selected portfolio of bonds issued by states, counties, cities and other governmental bodies whose bonds generate income that is exempt from federal income tax.

INVESTMENT PRACTICES AND RISK FACTORS

     The Funds' net asset values per share will fluctuate as the value of securities they own change. As with all fixed-income investments, the Funds' securities are subject to market and credit risks.

     Market risk relates to several factors. Among these are the price fluctuation of a fixed-income security, overall interest-rate conditions, the credit rating of the issuer, and the maturity length of the security. Generally, when interest rates increase, the prices of existing fixed-income securities decrease.
     Credit risk refers to the likelihood that a security's issuer can maintain timely interest and principal payments. Each Fund diversifies its holdings to reduce the effect of credit risk.

     The Funds do not have any restrictions on the maturities of securities in which they may invest. Each Fund seeks to invest in securities having maturities that, in the Adviser's judgment, are consistent with that Fund's investment objective.

U.S. GOVERNMENT SECURITIES
     The intention of this Fund is to achieve its objective by investing in a selection of obligations issued or guaranteed by the full faith and credit of the U.S. government. The Fund may also invest in collateralized mortgage obligations or repurchase agreements which are secured by those types of obligations. It is a fundamental policy of the Fund to invest only in the following securities:

     1) U.S. government obligations issued by the Treasury, including bills, certificates of indebtedness, notes, and bonds.
     2) Obligations secured by the full faith and credit of the U.S. government or its instrumentalities.
     3) Certificates of the Government National Mortgage Association ("GNMA"), which are debt securities representing an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable-rate mortgages. The U.S. government guarantees the timely payment of interest and principal for these securities through the GNMA, which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The GNMA is authorized to make such a guarantee, with the full faith and credit of the U.S. government, on securities issued by institutions and backed by pools of FHA-insured or VA-insured mortgages. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.
     4) Collateralized mortgage obligations which are fully collateralized by GNMA certificates or by mortgages insured by GNMA.
     5) Repurchase agreements which are secured by obligations identified in 1, 2, and 3 above. See Page 11 for a more complete discussion of GNMA certificates, collateralized mortgage obligations and repurchase agreements.

INCOME
     This Fund plans to achieve its objective by investing in debt issues and obligations that offer high current yields and that are consistent with a low degree of risk. In keeping with this, the Fund invests most of its assets in the following:

     1) Debt and convertible debt securities that enjoy the four highest ratings of Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund may invest up to 20% of its assets in lower-rated securities (sometimes called junk bonds, see Page 13). See the Statement of Additional Information for a detailed description of ratings.

     2) Debts of the U.S. government and its agencies, including mortgage-backed securities (see Page 13) issued by the GNMA, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation or similar government agencies.
     3) Obligations of U.S. banks that belong to the Federal Reserve System. (The Fund may not invest more than 25% of its total assets in these issues.)
     4) Preferred stocks and convertible preferred stocks that enjoy the four highest ratings of S&P or Moody's.
     5)   The highest grade commercial paper as rated by S&P or Moody's.
     6) Deposits in U.S. banks. (Unless these are liquid, they may not exceed 10% of the Fund's total assets.)

TAX-EXEMPT
     This Fund is designed to achieve its objective by investing in a careful selection of municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.
     General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest.
     Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
     In normal markets, the Fund will invest at least 80%, and possibly all, of its portfolio in tax- exempt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities. The Fund specifically limits these investments to:

     1) Municipal bonds enjoying the four highest ratings of S&P or Moody's. The Fund may invest up to 25% of its assets in lower-rated securities (sometimes called junk bonds, see Page 13). See the Statement of Additional Information for a detailed description of ratings.

     2)   Municipal notes backed by the federal government.
     3) Notes from issuers who already have issued outstanding municipal bonds enjoying the four highest ratings of S&P or Moody's.
     4) Securities of other tax-exempt mutual funds as temporary investments of cash reserves.

     In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in short-term investments. Interest income from these short-term investments, when it is distributed by the Fund, may result in a tax liability to investors. These investments are limited to:

     1) Obligations of the U.S. government and its agencies and instrumentalities. These investments, limited to short maturities as temporary investments, would not be made routinely nor made to any significant extent.
     2)   Commercial paper rated in the highest grade by either S&P or Moody's.
     3)   Obligations of U.S. banks belonging to the Federal Reserve System.
     4)   Time or demand deposits in U.S. banks.
     5) Municipal bonds or any of the previously mentioned investments subject to short-term repurchase agreements.

OTHER INVESTMENT PRACTICES
     Several other policies and considerations are important to how the Funds' assets are invested:
     MORTGAGE-BACKED SECURITIES. The U.S. Government Securities and Income Funds may invest in mortgage-backed securities. These may include "pass-through" instruments or collateralized mortgage obligations. The holder of a pass-through instrument receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Collateralized mortgage obligations differ from traditional pass-through instruments in that they generally distribute principal and interest from their underlying pool of mortgages sequentially rather than on a pro rata basis. Generally there are multiple classes of ownership providing for successively longer expected maturities.
     Mortgage-backed securities, because of the pass-through of prepayments of principal on the underlying mortgage obligations, almost always have an effective maturity that is shorter than the stated maturity. The prepayment characteristics of the underlying mortgages vary, so it is not possible to accurately predict the life of a particular mortgage-backed security.
     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When interest rates rise, prepayments can be expected to slow.
     When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities whose yields reflect interest rates prevailing at the time. Therefore, the Funds' ability to maintain high-yielding mortgage-backed securities in their portfolios will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.
     During periods of rising interest rates, slower prepayments limit the ability to reinvest in higher yielding securities.

     LOWER-RATED SECURITIES. To increase the Income and Tax-Exempt Bond Funds' yields, the Adviser may invest up to 20% of Income's and 25% of Tax-Exempt's assets in below investment-grade securities, or in non-rated securities the Adviser believes to be comparable. These securities have ratings below the top four assigned by Moody's or S&P and are commonly referred to as junk bonds. The Funds will not invest in securities rated lower than CCC by S&P or Caa by Moody's. (See the Statement of Additional Information for a detailed description of these ratings.)

     The market price of lower-rated securities generally fluctuates more than those of higher-rated securities, which may affect the value of the portfolios. Although they are investment grade and are not subject to the above investment limitations, securities rated BBB or Baa reflect speculative characteristics. Securities that are rated lower than investment grades BBB or Baa should be considered speculative. They involve greater risk of default or price fluctuations because of changes in the issuer's creditworthiness.
     Lower-rated and comparable non-rated securities tend to offer higher yields and more limited liquidity than higher-rated securities with the same maturities. This is because the creditworthiness of the issuers of lower-rated securities is not as strong as that of other issuers. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty. This may happen following periods of rising interest rates.
     MONEY MARKET INSTRUMENTS. The Funds are permitted to invest in money market instruments for temporary or defensive purposes. The money market investments permitted include obligations of the U.S. government and its agencies and instrumentalities; short-term corporate-debt securities; commercial paper, including bank obligations; certificates of deposit; and repurchase agreements.

     The Tax-Exempt Bond Fund will normally make its temporary investments in tax-exempt money market instruments, but it may purchase taxable securities during periods of adverse market conditions.

     REPURCHASE AGREEMENTS. The Funds may temporarily invest cash reserves in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and agrees to sell it back at a higher price. If the seller defaults on its agreement to repurchase the security, the Fund may suffer a loss because of a decline in the value of the underlying debt security.
     Repurchase agreements will be entered into only with brokers, dealers or banks that meet credit guidelines adopted by each Fund's Board of Directors. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of a Fund's total assets.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on what is called a "when-issued" or "delayed-delivery" basis. This is done to obtain what is considered to be an advantageous yield or price at the time of the transaction. The Funds may purchase securities in these transactions if payment and delivery are scheduled to take place no more than 120 days in the future.
     The payment obligation and interest rates to be received are fixed at the time the Fund enters into the commitment. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price, if the general level of interest rates has changed. No interest will accrue to the Fund until settlement.
     Each Fund is prohibited from entering into when-issued or delayed-delivery commitments that, in total, exceed 20% of the market value of its total assets minus total liabilities (except for the obligations created by these commitments).
     FOREIGN SECURITIES. The Income Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers. Investments in foreign securities may involve somewhat different risks, including incomplete or inaccurate financial information, foreign taxes and restrictions, illiquidity, and fluctuations in currency values.

     FOR FURTHER INFORMATION. See the Statement of Additional Information for further information regarding the investment practices summarized in this section.

INVESTMENT RESTRICTIONS
     Although many of the Adviser's decisions depend on flexibility, there are certain principles so fundamental to a Fund that they may not be changed without a vote of a majority of the outstanding shares of that Fund.
     In addition to other restrictions listed in the Statement of Additional Information, each Fund may not:
     1) Invest more than 5%* of its total assets in securities of any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation.
     2)   Acquire more than 10%* of the voting securities of any one company.
     3)   Invest more than 25%* of its assets in any single industry.
     4) Borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes.

*Percentage at the time the investment is made.

WHO WE ARE
     Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc. are open-end, diversified, management investment companies. They were incorporated under the laws of the state of Washington on March 5, 1982; October 22, 1975; and September 16, 1976, respectively.
     Each is a "series" company with the ability to add portfolios, called "funds," subject to approval by its Board of Directors. Each currently consists of a single fund.
     ADVISER. The Funds are managed by Composite Research & Management Co., which is referred to as the "Adviser" in this Prospectus.

     The Adviser has been in the business of investment management since 1944. It currently manages more than $2.3 billion for mutual funds and institutional advisory accounts, including more than $1.4 billion within the Composite Group of Funds.

     The Adviser advises the Funds on investment policies and specific investments. Subject to supervision by each Fund's Board of Directors, the Adviser determines which securities are to be bought and sold. These decisions are based on analyses of the economy, sectors of industry, and specific institutions. They are compiled from extensive data provided by some of the country's largest investment firms, in addition to the Adviser's own research.

     William G. Papesh is the president of the Funds and of the Adviser. A team of the Adviser's investment professionals manages the Funds, under supervision of the Adviser's investment committee. The primary portfolio managers are Brian
L. Placzek, CFA, for Tax-Exempt; and Gary J. Pokrzywinski, CFA, for Income and U.S. Government.
     Mr. Placzek has 12 years of continuous experience in investment and financial analysis and has been employed by the Adviser since July 1990. Mr. Pokrzywinski has been employed by the Adviser since July 1992 and also has 12 years of continuous experience in fixed-income and financial market analysis.

     DISTRIBUTOR. Murphey Favre, Inc. is the "Distributor" for these Funds. The Distributor is not a bank. Securities and annuities offered by it are not deposits nor bank obligations, and they are not guaranteed by a bank nor insured by the FDIC. The value of investments may fluctuate, return on investments is not guaranteed, and loss of principal is possible.
     TRANSFER AGENT. Murphey Favre Securities Services, Inc., which serves as the "Transfer Agent," acts as the Funds' shareholder servicing and dividend disbursing agent.
     THE ADVISER, DISTRIBUTOR, AND TRANSFER AGENT, WHOSE ADDRESSES APPEAR ON THE BACK COVER, ARE AFFILIATES OF WASHINGTON MUTUAL BANK AND WASHINGTON MUTUAL FSB. THEY ARE ALSO SUBSIDIARIES OF WASHINGTON MUTUAL, INC.
     OTHER IMPORTANT INFORMATION. Each Fund offers two classes of shares, as described in "How to buy shares."

     U.S. Government has 1 billion authorized shares of capital stock: 600 million Class A and 400 million Class B.
     Income has 50 million authorized shares: 30 million Class A and 20 million Class B.
     Tax-Exempt has 500 million authorized shares of capital stock: 300 million Class A and 200 million Class B.
     The shares do not have preemptive rights, and none has preference as to conversion, exchange, dividends, retirement, liquidation, redemption, or any other feature, except as described in "How to buy shares." The Funds do not normally hold annual shareholder meetings. They may hold shareholder meetings from time to time on important matters. Shares have equal voting rights on corporate matters submitted for shareholder approval, except that each class may vote separately on its distribution plan.
     This Prospectus is consolidated to efficiently present information about the Funds. There is a remote possibility that one Fund might become liable for any misstatement in the Prospectus pertaining to another Fund.

THE COST OF GOOD MANAGEMENT
     Composite Research & Management Co. serves as Adviser under investment management agreements with each Fund. The agreements are renewable every year, subject to the approval of each Fund's Board of Directors or the shareholders themselves.
     Before reading this section, you may find it useful to turn back to Page 3 to review the summary on "Annual fund operating expenses." That provides an overview of much of what is covered in detail here.

ADVISORY FEES
     A fee based on a percentage of average daily net assets is paid to the Adviser for its services. This includes investment management and administrative services and the Adviser's function as an agent for each Fund when paying a portion of the fee to the Distributor and Transfer Agent for their services.
     Advisory fees are calculated daily and paid monthly.
     U.S. Government and Income, advisory fees equal to an annual rate of .625% of the first $250 million of each Fund's respective average daily net assets plus .50% on net assets in excess of $250 million. For Tax-Exempt, advisory fees are equal to an annual rate of .50% of the first $250 million of average daily net assets plus .40% on net assets in excess of $250 million. Distribution plans
     Each Fund's Board of Directors has approved and monitors a distribution plan that meets the provisions of Rule 12b-1 under the Investment Company Act of 1940. Each plan is intended to benefit shareholders by stimulating interest in purchasing shares of the Funds and, thus, providing a consistent flow of investment capital. This allows larger and more diversified holdings, as well as economies of scale.
     Class A shares. The plans authorize each Fund to reimburse the Distributor for direct costs of marketing, selling and distributing Class A shares of that Fund, subject to directors' approval. These costs include service fees, sales literature and prospectuses (other than those provided to current shareholders), compensation to sales people, and other costs of sales and marketing, including
state  business  and  occupation  tax  assessed  on  the   reimbursements.   The
Distributor pays authorized dealers service fees in consideration for account maintenance and other shareholder services. The fees are equal to an annual rate of .25% of the average daily value of shares in the accounts of the dealer or its customers.
     Reimbursements are not to exceed annual limits of .25% of the Fund's average daily net assets attributable to Class A shares. Unreimbursed expenses which have not been accrued in the current fiscal year may not be recovered in future periods.
     Class B shares. The plans authorize each Fund to pay the Distributor a distribution fee at an annual rate of .75% of each Fund's average daily net assets attributable to Class B shares and a service fee at an annual rate of
 .25% of such assets. The distribution fee is designed to permit investors to purchase Class B shares without a front-end sales charge. At the same time, this allows compensation to the Distributor in connection with the sale of Class B shares. The service fee covers account maintenance and other shareholder services.
     The Distributor pays authorized dealers service fees at an annual rate of .25% of the average daily value of Class B shares in the accounts of the dealer or its customers.

     Because the Distributor's distribution fee for Class B shares is not tied directly to its expenses, the amount of compensation may be more or less than its actual expenses. For this reason, the Class B distribution plan may be characterized by the staff of the Securities and Exchange Commission as being a "compensation" plan - in contrast to the Class A "reimbursement" plan. The Funds are not liable for any expenses incurred by the Distributor in excess of the amount of compensation it receives.

TOTAL EXPENSES

     Other operating expenses include fees of directors not employed by the Adviser, Transfer Agent fees, custodial fees, auditing and legal fees, taxes, costs of issuing and redeeming shares, publishing of reports to shareholders, corporate meetings, and other normal costs of running a business.
     The Transfer Agent fees are for shareholder servicing and dividend disbursing services. You may be required to pay a separate fee if you need special services such as producing and mailing of historical account transcripts.

THE VALUE OF A SINGLE SHARE
     The Funds calculate the value of their shares at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. That figure is determined separately for each class by adding the value of its securities and other assets - and then subtracting its liabilities. Next, the resulting figure is divided by the number of shares of the class outstanding. That provides the net asset value per share, which is commonly referred to as "NAV."
     Security valuations are provided by independent pricing sources approved by each Fund's Board of Directors. When such valuations are not available, the Board of Directors will determine how securities are to be priced at fair value.

HOW TO BUY SHARES
     Shares are offered at the next NAV that is calculated, plus a sales charge for Class A shares. This section discusses various options you have in purchasing shares of the Funds.
     You may buy shares of the Funds through Murphey Favre, Inc. (the Distributor), or through selected securities dealers. The Funds' shares may not be available in all states. With certain exceptions, the minimum initial purchase in a Composite fund is $1,000. IRA accounts may make initial purchases of $500 in any Fund. Subsequent investments should be at least $50. You can arrange this at the time of application or you can do it later by talking to your Representative or by calling the Funds.

SYSTEMATIC INVESTMENT PROGRAM
     For your convenience, you may arrange to have monthly purchases automatically deducted from your checking account as part of a systematic investment program. The minimum initial and monthly investments in this program are $50.

 OTHER INFORMATION

     The Funds and the Distributor reserve the right to refuse an order to buy shares.
     In the interest of economy and convenience, physical certificates representing Fund shares will be issued only upon written request to the Fund or by request from your Representative.

A COMPARISON OF CLASS A AND CLASS B SHARES
Each Fund offers two classes of shares which represent interests in the same portfolio of investments:
     1) Class A shares are sold to investors who pay a sales charge at the time of purchase and who pay ongoing distribution expenses.
     2) Class B shares are sold to investors who do not pay a sales charge at the time of purchase. Instead, they pay higher ongoing distribution expenses for six years. They also may pay a "contingent deferred sales charge" if they redeem their shares within four years of purchase.
     The net income attributable to Class B shares and the dividends payable to Class B shares will be lower because of the higher expenses. Likewise, NAVs of the two classes may be different.
     Class A shares and Class B shares may be exchanged only for shares of the same class of other Composite funds. See "Exchanges for other Composite funds" on Page 19 in this Prospectus.
     Representatives may receive differing compensation for selling or servicing Class A or Class B shares.

     When purchasing shares, investors are encouraged to choose the class of shares that will be best for them. Factors to consider include the purchase amount, the length of time shares are expected to be held, and other individual circumstances.
     Then, this question should be asked: "If I buy Class A or Class B shares for a given length of time, which will give me the lowest cost: Class A's initial sales charge and distribution expenses, or Class B's contingent deferred sales charges and its higher distribution expenses?"

     To assist investors in making that choice, the table on Page 3 provides examples of charges that apply to each class of shares. Normally, Class A shares will be more beneficial to investors who qualify for reduced sales charges, as described below.

BUYING CLASS A SHARES
     The offering price for Class A shares is the next calculated NAV, plus an initial sales charge as shown in the table below. Investors may be entitled to reduced or waived sales charges as discussed following the table. The final column in the table indicates what dealers receive for selling Class A shares.

                                                Reallowed
                                Sales Charge   to Dealers
                               % of   % of net    % of
                              offering  amount   offering
Purchase of Class A shares      price  invested    price

Less than $50,000               4.00%    4.17%     3.50%
$50,000 to $100,000             3.50     3.59      3.00
$100,000 to $250,000            3.00     3.09      2.50
$250,000 to $500,000            2.00     2.04      1.75
$500,000 to $1,000,000          1.00     1.01      0.75
$1,000,000 to $2,500,000        0.50     0.50      0.40
$2,500,000 and above            None     None      None*
*See "Net Asset Value purchases"

     EXAMPLE: An investor considers putting $1,000 into a Fund's Class A shares. Based on the first column in the above table, the investor would see that 4% of the $1,000 would pay for a sales charge. The charge would be $40, which is 4.17% of the net investment of $960, as the next column shows. The dealer selling the shares would be paid $35 of the $40 which is 3.50% of $1,000, as the last column shows.
     Here is a summary of information on reduced sales charges for which an investor may be qualified. This summary refers to the data in the above table that cover purchases of $50,000 or more.
     CUMULATIVE DISCOUNT. This allows current purchases to qualify for the foregoing discounts by including the value of existing Composite Group investments that were purchased subject to an initial or contingent deferred sales charge. The discount will be based on the amount of the new purchase plus the current offering price of shares owned at the time of the purchase. Those eligible for a cumulative discount include individuals, traditional family units, or trustees purchasing for single fiduciary accounts.

     LETTER OF INTENT. This discount is for purchases made over an extended period. It provides for a cumulative discount on the same basis as explained in the previous paragraph if the following conditions are met: Purchases of Class A shares must be made within a 13-month period that begins no earlier than 90 days before the submission of a letter of intent from the investor to the Funds. For more information about this discount, please contact the Fund offices or a Representative.

     REINVESTMENT. Redemption proceeds of Class A shares that were subject to a sales charge when first purchased may be reinvested in Class A shares within 120 days without incurring another initial sales charge.

     Class A shares may be purchased with no initial sales charge and in any amount, by officers, directors and employees of the Adviser its affiliates, or officers, directors, and employees of companies which have entered into selling agreements with the Distributor. The purchase must be for investment purposes only and may not be resold other than through redemption by the Funds.
     The Funds may also offer their shares at net asset value to investors who use the sales proceeds from open-end mutual funds outside the Composite Group of Funds (excluding money market funds); to certain retirement plans; and to brokers, dealers or registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products made available to their clients for which they may charge a separate fee.
     There is no initial sales charge on Class A purchases of $2.5 million or more.
     The Distributor will pay authorized dealers commissions on certain net asset value purchases as described in the Statement of Additional Information.
     Consult a Representative or see the Statement of Additional Information if you think you may qualify for any of these purchase plans.
     You must notify the Fund whenever a reduced sales charge or net asset value purchase applies to ensure receiving the sales charge reduction or waiver.

BUYING CLASS B SHARES
     Class B shares are offered at the next calculated NAV without an initial sales charge. The entire amount of the purchase is invested in the Fund selected. However, Class B shares have higher distribution expenses than Class A shares for six years. Also, if Class B shares are redeemed within four years of purchase, a contingent deferred sales charge generally must be paid.

     Those charges and fees help make it possible for the Funds to sell Class B shares without sales charges at the time of purchase.

     The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class B shares. Examples of such expenses include compensation to sales people and selected dealers. The Distributor currently pays authorized dealers commissions of 4.00% of the price of shares sold by them.
     CONTINGENT DEFERRED SALES CHARGE. Class B shares redeemed within four years of purchase are subject to a contingent deferred sales charge according to the following schedule. The period of ownership for this purpose begins on the first day of the month in which the order for the investment is received. For example, an investment made in March 1997 will be eligible for the second year's charge if redeemed on or after March 1, 1998. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

        Year of                       Contingent
      Redemption                       deferred
    After Purchase                   sales charge

    First............................     4%
    Second...........................     3%
    Third............................     2%
    Fourth...........................     1%
    Fifth............................     0%
    Sixth............................     0%
     Class B shares purchased prior to March 15, 1996, are subject to a different contingent deferred sales charge schedule which is shown in the Statement of Additional Information.

The contingent deferred sales charge is calculated by applying the above percentages to whichever of the following is less:

1) the NAV of the redeemed shares at the time they were purchased; or
2) the NAV of the redeemed shares at the time of redemption.
     This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. In view of that, they will be redeemed in this order:

1) Shares from reinvested dividends or capital gain distributions
2) Shares from the earliest purchase

Here is an example:
     An investor purchases 100 Class B shares at $10 per share - for a total cost of $1,000. In the second year after the purchase, the NAV has risen to $12 per share, and the investor has acquired 10 more shares through dividend reinvestment.
     At that time, the investor decides to make the first redemption. The transaction includes 50 shares at $12 per share - for a total of $600.
     The first 10 shares to be redeemed will not be subject to any charge because of the 10 shares received from dividend reinvestment. See item 1) just above this example.
     As for the other 40 shares, the charge will be applied only to the original cost of $10 per share. The NAV increase of $2 per share will not be considered. As a result, $400 of the redemption proceeds (40 x $10) will be charged at a rate of 3%, which is the second-year rate shown in the table on the preceding page. The resulting sales charge will be 3% x $400, which will be $12.
The contingent deferred sales charge may be waived for redemptions of Class B shares under these circumstances:
     1)   Following  the death or  disability  of a  shareholder,  as defined in
          Section 72(m)(7) of the Internal Revenue Code
     2) In connection with certain distributions from an IRA or other retirement plan, as described in the Statement of Additional Information
     3) According to the Fund's systematic withdrawal plan - but limited to 12% annually of the value of the Fund account at the time the plan is established
     4) As a result of the right of the Fund to liquidate a shareholder's account as described under "How to sell shares"

     REINVESTMENT. You may reinvest in Class B shares within 120 days of redemption and receive reimbursement credited to your account for any contingent deferred sales charge you previously paid. The reinvested shares will be subject to the holding period of the shares which were originally purchased. This holding period determines any contingent deferred sales charges on subsequent redemptions of the reinvested shares or their conversion to Class A shares as described in the following section. Shares purchased in accounts that have systematic investment programs or systematic withdrawal plans are not eligible for this privilege.
     You are responsible for notifying the Fund whenever you are entitled to a contingent deferred sales charge waiver or reimbursement.

     CLASS B CONVERSION FEATURE. Class B shares that remain outstanding for six years will convert to Class A shares of the same Fund. The basis for this will be the relative NAVs of the two classes at the time of conversion.
     Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of Class B shares acquired through the reinvestment of dividends and capital gain distributions also will convert to Class A shares.
     The conversion of Class B shares to Class A shares is subject to the continuing availability of a favorable ruling from the Internal Revenue Service or an opinion of legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or opinion will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

     The Funds distribute dividends from net investment income which is essentially interest and dividends from securities held, minus expenses. They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. Dividends are declared daily and paid monthly, when available. Dividends, if declared, begin accruing on the day following payment for purchase. Any capital gain distributions normally will be paid in December.
     You have four choices regarding what you want to do with dividends and capital gain distributions. You can make your choice at the time of your initial purchase or by contacting the Funds' offices or your Representative. The options include:
     AUTOMATIC REINVESTMENT. Most shareholders elect this procedure. It is automatically effective unless you choose another option. All dividends and capital gain distributions are reinvested into additional shares of the Fund. Automatic reinvestments generally provide the most capital growth.
     REINVEST DIVIDENDS IN ANOTHER COMPOSITE FUND. Income dividends may be automatically invested in the same class of shares of another Composite fund provided shares of that Fund are available in your state of residence.
     CASH PAYMENT OF INCOME AND REINVESTMENT OF ANY CAPITAL GAINS. With this option, dividends are deposited to your pre-authorized bank account or paid by check. Any capital gain distributions are reinvested in additional shares of the Fund.
     CASH PAYMENT OF ALL DISTRIBUTIONS. Dividends and capital gain distributions are deposited to your pre-authorized bank account or paid by check.
     OTHER INFORMATION. Reinvestments of income dividends are made at the closing NAV on the last business day of each month. Reinvestments of capital gain distributions are made at the closing NAV on the day distributions are deducted.

     If you've chosen to receive dividends or capital gain distributions in cash and the U.S. Postal Service cannot deliver your check, the Funds reserve the right to reinvest your check at the then-current NAV and to automatically reinvest subsequent dividends and capital gain distributions in your account. The Funds may also automatically reinvest dividends or distributions of $10 or less.

INCOME TAXES ON DIVIDENDS AND CAPITAL GAINS
     You are responsible for any federal income tax (and state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether they are paid in cash or reinvested in additional shares. You will be advised annually as to the tax status of these dividends and distributions.
     Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. If your shares are in an IRA or another qualified retirement plan, you will not have to pay tax on the reinvested amount until funds are withdrawn.
     Tax-exempt interest earned by the Tax-Exempt Bond Fund retains its tax-advantaged status when it is distributed to investors. However, a portion of the interest may be subject to federal alternative minimum tax and/or state and local taxes. You should consult a tax preparer who is familiar with local law. Interest income earned by Tax-Exempt from any investments that are not tax-exempt will be taxable to shareholders, as will income from short-term and long-term capital gains from those investments.


     Each Fund complies with provisions of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable income accordingly. Because of this, the Funds do not anticipate being subject to federal income or excise taxes on the earnings they distribute to shareholders.
     Because of tax law requirements, you must provide the Funds an accurate and certified Social Security number or taxpayer identification number to avoid the 31% "back-up" withholding tax.

EXCHANGES FOR OTHER COMPOSITE FUNDS
     You may exchange shares of any Composite fund for the same class of shares of any other Composite fund. In addition to the Funds described in this Prospectus, there are Composite funds that invest in other types of securities, including: stocks, a balance between stocks and bonds, and money market instruments.

     Contact your Representative or the Fund offices to request a prospectus for the Composite funds that interest you.
     Exchanges are made at the prevailing NAV of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of Class B shares acquired by exchange will be based on the schedule applicable to the shares which were given in exchange. Shares exchanged from Composite Cash Management Company will be subject to the acquired fund's sales charge unless the shares given in exchange were previously exchanged from a Composite fund that imposes an initial or contingent deferred sales charge.
     All exchanges are subject to the minimum investment requirements of the Composite fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund and, consequently, may be disallowed.

HOW TO SELL SHARES

     You may redeem shares at any time. The price paid per share will be the next NAV that is calculated. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Contingent deferred sales charges, if applicable, will be deducted upon redemption of Class B shares.
     TELEPHONE. You may authorize telephone transactions on your Fund account application or by contacting the Fund offices or your Representative.
     Provided you have pre-authorized these transactions, you may redeem or exchange shares by telephoning 1-800-543-8072. You may also request these transactions through your Representative. Proceeds may be directed to a pre-authorized bank or brokerage account or to the address of record for the account.

     It may be difficult to reach the Fund offices by telephone during periods of unusual economic or market activity. Please be persistent if this occurs. The Transfer Agent is committed to extending its availability beyond regular 7 a.m. to 6 p.m. (Pacific time) customer service hours during such periods. Calls requesting telephone redemption or exchanges during periods of unusual market activity that are received after business hours will be recorded and returned in the order they were received.

     For protection, all telephone instructions are verified. This is done by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. The Transfer Agent may require a Letter of Authorization, other documents, or authorization from your Representative to initiate telephone redemptions of $25,000 or more that are not directed to your pre-authorized bank or brokerage account. If reasonable procedures are used, neither the Transfer Agent nor the Funds will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the Transfer Agent or the Funds may be liable for any losses because of unauthorized or fraudulent telephone instructions if reasonable procedures are not followed.
     WRITTEN REQUEST. Redemptions also may be requested by writing the Fund offices. Written requests may require a signature guarantee, as discussed below, and the return of any outstanding stock certificates. Changes in pre-authorized redemption instructions or your account registration also require signature guarantees. For your protection, the signature(s) must be guaranteed by an officer of a U.S. bank belonging to the Federal Reserve System, a member of the Stock Transfer Association Medallion Program, or a member of the National Association of Securities Dealers.
     PROMPT PAYMENT. Payment normally will be made on the next business day after the transaction, but no later than seven days after unless you recently purchased Fund shares by check. In that case, redemption proceeds may be delayed until the Transfer Agent is reasonably satisfied that the check has been collected. Generally this occurs within 14 days. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank also may charge a fee.

     SYSTEMATIC WITHDRAWAL PLAN. Shareholders may choose to receive specific cash withdrawals on a periodic basis. A $5,000 minimum balance is required to establish a systematic withdrawal plan in a Fund account. Shares of the Fund will be redeemed to provide the requested payment. Naturally, withdrawals that continually exceed dividend income and capital gains will eventually exhaust the account.

     Class B shareholders may use a systematic withdrawal plan to redeem up to 12% annually of the value of the Fund account, measured at the time the plan is established, without incurring a contingent deferred sales charge.
     OTHER CONSIDERATIONS. It is costly to maintain small accounts. Because of this, an account may be closed after 90 days advance, written notice if the total account value falls below $700 ($500 in an IRA account) when any transfer or redemption is made. Shares will be redeemed at the next calculated NAV on the day the account is closed. To prevent an account closure, investors may increase holdings to a minimum of $700 during the 90-day grace period.

IRAS AND OTHER TAX-SHELTERED RETIREMENT PLANS

     Shares in the U.S. Government Securities and Income Funds are particularly appropriate for many retirement plans, including IRAs. Retirement plan contributions are tax deductible in some cases, and earnings compound on a tax-deferred basis until withdrawn.

     From time to time, Murphey Favre or its affiliates may offer "IRA bonuses" on IRA rollovers and transfers to its IRA accounts maintained by them. The Funds do not pay any portion of these bonuses. The products purchased through these rollovers and transfers may include the Composite Group of Funds. This payment may be considered a reduction in the Distributor's sales charge.

     Information about IRAs and other qualified retirement plans is available from the Fund offices or your Representative.

PERFORMANCE INFORMATION
     While past results are not necessarily indicative of future performance, history provides a basis for comparisons of mutual fund investment strategies and their execution. Among the factors that influence the Bond Funds' performance are the type and quality of investments, operating expenses, and the net amount of new money coming into the Funds.
   Pertinent information follows:
     YIELD. The Funds calculate their current "yields" by dividing annualized net investment income per share for a stated 30-day period by the maximum offering price on the last day of the period. The result then is shown as a percentage of the total investment.
     Yields are calculated separately for each class of shares. Because yield accounting methods differ from the methods used for other accounting purposes, the Funds' yields may not equal the income paid to your account or the income reported in the Funds' financial statements.
     DISTRIBUTION RATE. The Funds' "distribution rates" are calculated by dividing the actual ordinary income dividends per share (annualized) over a one-month or 12-month period by the maximum offering price at the end of the period.
     TAXABLE-EQUIVALENT YIELD. Because the Tax-Exempt Bond Fund is designed to shelter shareholders' income from federal income taxes, it may be of interest to know about "taxable-equivalent yield." This will show you the yield you would need to receive from a taxable investment to reach the same earnings level as this Fund. Here is how to do that: 1) Subtract your income tax rate from 1.0; 2) Divide the Tax-Exempt Fund's stated yield by your answer to the first step.
     For example: To calculate a taxable-equivalent yield at a 36% tax rate, subtract .36 from 1.0, and divide the taxable fund's yield by the resulting .64.
     AVERAGE ANNUAL TOTAL RETURN. "Average annual total return" shows the change in value of an investment in a Fund over a stated period as a steady compound rate of return. The calculation assumes reinvestment of dividends and capital gain distributions and payment of the maximum initial sales charge for Class A shares or the applicable contingent deferred sales charge for Class B shares.

     NON-STANDARDIZED TOTAL RETURNS. These "non-standardized total returns" differ from average annual total returns for the following reasons: First, they may relate to non-standard periods; second, they may represent cumulative (rather than average) total return and sales charges may not be deducted.

     OTHER INFORMATION. Each Fund will include performance data for both Class A and B shares in any advertisement or promotional material presenting performance data of that Fund.
     Management has included a discussion of the Funds' performance in their annual report, which is available upon request and without charge by calling the Fund offices.
     The Funds may quote performance results from recognized services and publications that monitor the performance of mutual funds. Included, too, may be comparisons of their performance with various published, historical indices.

     THE FUNDS' PERFORMANCE IS NOT FIXED NOR IS THE PRINCIPAL GUARANTEED. ASSET VALUES FLUCTUATE DAILY, THEREFORE AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANNUALIZATION OF RATES SHOULD NOT BE INTERPRETED AS AN INDICATION OF A FUNDS' ACTUAL PERFORMANCE IN THE FUTURE.


REPORTS TO SHAREHOLDERS
     Shareholders   receive   semiannual  and  annual  reports.   The  financial
statements in the annual reports are audited by independent accountants.

     Shareholders whose accounts are directly with the Funds receive statements at least quarterly. These statements show account transactions, the total number of shares owned, and any dividends or distributions paid. Shareholders also receive written confirmation soon after each transaction which is not a dividend reinvestment, systematic investment program purchase, or systematic withdrawal plan redemption.


WE'RE HERE TO HELP YOU
     Any inquiries you may have about these Funds or your account should be directed to the Funds at the address or telephone number on the front page and back cover of this Prospectus. We will be glad to answer your questions.

                    For further information, please contact:
                                  FUND OFFICES
                          601 W. Main Avenue, Suite 801
                             Spokane, WA 99201-0613
                              Phone: (509) 353-3550
                            Toll free: (800) 543-8072

                                     ADVISER
                       Composite Research & Management Co.
                          1201 Third Avenue, Suite 1400
                             Seattle, WA 98101-3015

                                   DISTRIBUTOR
                               Murphey Favre, Inc.
                          1201 Third Avenue, Suite 780
                             Seattle, WA 98101-3015

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                               127 W. 10th Street
                           Kansas City, MO 64105-1716

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels pllc
                       601 W. Riverside Avenue, Suite 800
                             Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
                        717 W. Sprague Avenue, Suite 1200
                             Spokane, WA 99204-0464

                               BOARD OF DIRECTORS
                             Wayne L. Attwood, M.D.
                                Kristianne Blake
                                 Anne V. Farrell
                                Michael K. Murphy
                                William G. Papesh
                                Daniel L Pavelich
                                   Jay Rockey
                                Richard C. Yancey


                                 COMPOSITE GROUP
                                      BOND
                                      FUNDS

                                    COMPOSITE
                                 U.S. GOVERNMENT
                                SECURITIES, INC.

                                    COMPOSITE
                                INCOME FUND, INC.

                                    COMPOSITE
                                 TAX-EXEMPT BOND
                                   FUND, INC.


                                   PROSPECTUS

                                    APRIL 30,
                                      1997

                                                                  STATEMENT OF
                                                                  ADDITIONAL
                                                                  INFORMATION
                                                                  April 30, 1997

                              COMPOSITE BOND FUNDS
                               601 W. Main Avenue
                                    Suite 801
                             Spokane, WA 99201-0613
                             Telephone: 509-353-3550
                             Toll free: 800-543-8072

COMPOSITE U.S. GOVERNMENT SECURITIES, INC. ("U.S. Government Securities") is designed to provide a high level of current income, consistent with safety and liquidity. On behalf of this objective, the Fund invests in obligations issued or guaranteed by the U.S. government. The Fund also invests in repurchase agreements and collateralized mortgage obligations that are secured by these types of obligations.

COMPOSITE INCOME FUND, INC. ("Income") is designed to provide current income through careful investment in a diversified pool of debt securities. The Fund's objective is to provide a high level of current income that is consistent with protection of shareholders' capital.

COMPOSITE TAX-EXEMPT BOND FUND, INC. ("Tax-Exempt") is designed to provide a high level of federal tax-exempt income while at the same time protecting investors capital. On behalf of this objective, the Fund invests in a carefully selected portfolio of bonds issued by states, counties, cities and other governmental bodies whose bonds generate income that is exempt from federal income tax.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUS DATED APRIL 30, 1997, WHICH CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUNDS AT THE ABOVE ADDRESS.

                                TABLE OF CONTENTS

                                        Page                              Page
The Funds and Their Management           2-8   Investment Practices       18-23
Distribution Services                    8-10  Investment Restrictions    23-24
How Shares Are Valued                     10   Performance Information    25-28
How Shares Can Be Purchased             10-12  Brokerage Allocations &
Redemption of Shares                    12-13    Portfolio Transactions   28-30
Exchange Privilege                      13-14  General Information        30-31
Services Provided by the Funds          14-15  Financial Statements and
Tax-Sheltered Retirement Plans          15-16    Reports                   31
Dividends, Capital Gain Distributions          Appendix A                  32
  and Taxes                             16-17  Appendix B                 33-35


THE FUNDS AND THEIR MANAGEMENT
THE INVESTMENT ADVISER

As discussed under "Who We Are" in the prospectus, the Funds are managed and investment decisions are made under the supervision of Composite Research & Management Co. (the "Adviser"). Decisions to buy, sell, or hold a particular security are made by an investment team of the Adviser, approved by an investment committee of the Adviser, subject to the control and final direction of each Fund's Board of Directors.

Composite Research & Management Co. is Adviser for the eight investment companies (currently 11 separate portfolios) in the "Composite Group," namely:
Composite Bond & Stock Fund, Inc.; Composite Equity Series, Inc.; Composite Income Fund, Inc.; Composite Tax-Exempt Bond Fund, Inc.; Composite Cash
Management Company; Composite U.S. Government Securities, Inc.; Composite Northwest Fund, Inc.; and Composite Deferred Series, Inc. The Adviser also provides investment advice to institutional clients.

INVESTMENT MANAGEMENT SERVICES

Advisory fees and services performed by the Adviser are discussed under "The Cost of Good Management" in the prospectus. The investment management agreements (the "Agreements") between each Fund and the Adviser require the Adviser to furnish suitable office space, research, statistical and investment management services to each Fund. They were approved by shareholders and will continue in effect provided each is approved at least annually by each Fund's Board of Directors (including a majority of the directors who are not parties to the Agreements) by votes cast in person at a meeting called for the purpose of voting on such approval; or by vote of a majority of the outstanding shares of each Fund. The Agreements can be terminated by either party on sixty (60) days' notice, without penalty, and each provides for automatic termination upon its assignment.

Under the provisions of the Investment Company Act of 1940 and as used elsewhere in the prospectus and this statement of additional information, the phrase "vote of the majority of the outstanding shares of the Fund" means the vote at any meeting of shareholders of (a) 67% or more of the shares present at such meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares, whichever is less.

U.S. Government Securities and Income each pay a monthly fee to the Adviser for its services equal to .625% per annum computed on the average daily net assets of each Fund. For each of these two Funds, the fee will decrease to .50% on average daily net assets in excess of $250 million. For Tax-Exempt, the Adviser receives a monthly fee for its services equal to .50% per annum computed on the average daily net assets of the Fund; on average daily net assets in excess of $250 million, the fee will decrease to .40%.

U.S. Government paid management fees of $984,485, $1,156,052, and $1,417,336, for the fiscal years ended December 31, 1996, 1995, and 1994, respectively.

Income paid management fees of $599,008, $598,377, and $612,811, for the fiscal years ended December 31, 1996, 1995, and 1994, respectively.

Tax-Exempt paid management fees of $1,065,379, $1,120,096, and $1,180,145, for the fiscal years ended December 31, 1996, 1995, and 1994, respectively.

The Adviser has agreed that should the expenses of U.S. Government Securities (excluding taxes, interest and any portfolio brokerage and the .75% Class B distribution fee) exceed in any fiscal year 1.5% of the average net assets of the Fund up to $30 million and 1% of average net assets over $30 million, it will reimburse the Fund for such excess. There were no reimbursements by the Adviser under the expense limitations of the Fund during 1996, 1995, and 1994.

The Adviser has agreed that should the expenses of Income or Tax-Exempt (excluding taxes, interest and any portfolio brokerage and the .75% Class B distribution fee) exceed in any fiscal year 1.5% of the average net assets of the Fund up to $30 million; 1% of average net assets between $30 million and $130 million; and .75% of such net assets over $130 million, it will reimburse the respective Fund for such excess. There were no reimbursements by the Adviser under the expense limitations of either Fund during 1996, 1995, and 1994.

The Agreements provide that the advisory fees paid to the Adviser by each Fund will be based solely on the individual assets of that Fund. Under the terms of the Agreements, each Fund is required to pay fees of directors not employed by the Adviser or its affiliates, custodial expenses, brokerage fees, taxes, auditing and legal expenses, costs of issue, transfer, registration or redemption of shares for sale, costs relating to disbursement of dividends, corporate meetings, corporate reports, and the maintenance of each Fund's corporate existence.

Investment decisions for each Fund are made independently of those for other funds in the Composite Group. However, the Adviser may determine that the same security is suitable for more than one of the funds. If more than one of the funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that the ability to participate in volume transactions may provide better executions for each Fund. It is the opinion of each Fund's Board of Directors that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from exposure to simultaneous transactions.

The Funds have adopted a code of ethics which is intended to prevent access persons from conducting personal securities transactions which interfere with Fund portfolio transactions or otherwise take unfair advantage of their relationship to the Funds. In general, the personal securities transactions of individuals with access to information regarding Fund portfolio transactions must be pre-cleared by the Adviser's Compliance Officer and must not occur when similar transactions are contemplated by a Fund.

GLASS-STEAGALL

The Glass-Steagall Act, among other things, generally prohibits member banks of the Federal Reserve System from engaging to any extent in the business of issuing, underwriting, selling or distributing securities and generally prohibits management interlocks and affiliations between member banks and companies engaged in certain activities. In a Statement of Policy dated September 1, 1982, the Federal Deposit Insurance Corporation concluded that the investment restrictions of the Glass-Steagall Act do not apply to banks or their affiliates if the banks are not members of the Federal Reserve System. Washington Mutual Bank is not a member bank. The Adviser has advised the Funds that, in its view, the Glass-Steagall Act does not prohibit the activities of the Adviser and that it may perform the services for the Funds contemplated by the Investment Management Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

DIRECTORS AND OFFICERS OF EACH FUND

Each Fund's Board of Directors is elected by its shareholders. Interim vacancies may be filled by the current directors so long as at least two-thirds were previously elected by shareholders. The Boards have responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The directors, in turn, elect the officers of the Funds who are responsible for administering the day-to-day operations. Directors and officers hold identical positions with each of the funds in the Composite Group. Directors and officers of the Funds and their business experience for the past five years are set forth below. Unless otherwise noted, the address of each executive officer is 601 W. Main Avenue, Suite 801, Spokane, Washington 99201-0613.

WAYNE L. ATTWOOD, MD
  Director
  2931 S. Howard
  Spokane, Washington  99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology in Spokane, Washington.

KRISTIANNE BLAKE
  Director
  705 W. 7th, Suite D
  Spokane, Washington  99204

Mrs. Blake is president of Kristianne Gates Blake, PS, an accounting services firm specializing in personal financial planning and tax planning.

*ANNE V. FARRELL
  Director
  425 Pike Street, Suite 510
  Seattle, Washington  98101

Mrs. Farrell is president and CEO of The Seattle Foundation (a charitable foundation). In addition, she serves as a director of Washington Mutual, Inc.

*MICHAEL K. MURPHY
  Director
  PO Box 3366
  Spokane, Washington 99220-3366

Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company). In addition, he serves as a director of Washington Mutual, Inc.

*WILLIAM G. PAPESH
  President and Director

Mr. Papesh is president and a director of the Adviser and Transfer Agent, and an executive vice president and a director of the Distributor.

DANIEL L. PAVELICH
  Director
  Two Prudential Plaza
  180 North Stetson Avenue, Suite 4300
  Chicago, Illinois  60601

Mr. Pavelich is Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm.

JAY ROCKEY
  Director
  2121 - Fifth Avenue
  Seattle, Washington  98121

Mr. Rockey is Chairman and CEO of The Rockey Company (a regional public relations firm).


RICHARD C. YANCEY
  Director
  535 Madison Avenue
  New York, New York 10022

Mr. Yancey is senior advisor to Dillon, Read & Co., Inc. (a registered broker-dealer and investment banking firm), New York, New York.

*These directors are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 because they are affiliated persons of the Funds, their Adviser, or Distributor.

GENE G. BRANSON
  Vice President
  Suite 780
  1201 Third Avenue
  Seattle, Washington  98101

Mr. Branson is a senior vice president and director of the Distributor and Transfer Agent and a vice president and director of the Adviser.

MONTE D. CALVIN, CPA
  Vice President and Treasurer

Mr. Calvin is an executive vice president of the Transfer Agent and serves as the chief financial officer of the Funds.


KERRY K. KILLINGER
  Executive Vice President
  Suite 1501
  1201 Third Avenue
  Seattle, Washington 98101

Mr. Killinger is president, chairman of the board, and chief executive officer of Washington Mutual, Inc. and a director of the Adviser, Distributor, and Transfer Agent.

JEFFREY L. LUNZER, CPA
  Assistant Treasurer

Mr. Lunzer is a vice president of the Transfer Agent.

CONNIE M. LYONS
  Assistant Secretary

Ms. Lyons is an employee of the Transfer Agent.

DOUGLAS D. SPRINGER
  Vice President
  Suite 780
  1201 Third Avenue
  Seattle, Washington  98101

Mr. Springer is president and a director of the Distributor and a director of the Adviser and the Transfer Agent.

JOHN T. WEST, CPA
  Secretary

Mr. West is a vice president of the Transfer Agent.

The Funds paid no remuneration to any of its officers, including Mr. Papesh and Mr. Sahlin, during the year ended December 31, 1996. The Funds and other Funds within the Composite Group paid directors' fees, during the year ended December 31, 1996, in the amounts indicated below.


                        U.S. GOVERNMENT                                TOTAL
DIRECTOR                   SECURITIES     INCOME     TAX-EXEMPT      COMPLEX (1)
---------------------   ---------------  --------    ----------     ------------
Wayne L. Attwood, MD        $1,265        $1,265      $1,265          $15,000

Kristianne Blake            $1,265        $1,265      $1,265          $15,000

Edwin J. McWilliams         $1,265        $1,265      $1,265          $15,000

Jay Rockey (2)              $1,265        $1,265      $1,265          $15,000

Richard C. Yancey           $1,178        $1,178      $1,178          $14,000

(1) Each director serves in the same capacity with each Fund within the Composite Group (eight companies) comprising 11 individual investment portfolios.

(2) Mr. Rockey is Chairman and CEO of The Rockey Company, a public relations firm which has received revenue from the Funds and Washington Mutual, Inc., parent company of the Adviser and Distributor, during the 1996 fiscal year.

As of March 31, 1997, officers, directors and their immediate families as a group owned of record and beneficially less than 1% of the outstanding each Fund.

Kristianne Blake, *Anne V. Farrell, *Michael K. Murphy, and Daniel L. Pavelich serve as members of the Boards' audit committee. The committee meets periodically with each Fund's independent accountants and officers to review accounting principles used by each Fund and the adequacy of the Fund's internal controls.

The investment committee performs interim functions for the Board of Directors of each Fund including dividend declaration and portfolio pricing matters. Members are *Anne V. Farrell, *Michael K. Murphy, and Richard C. Yancey.

The valuation committee is comprised of any two directors or officers of the Funds and one or more portfolio managers, as designated by the Funds' chairman, president, or vice president/treasurer of the Funds. The committee is called upon to value any security held by the Funds whenever the security cannot otherwise be valued under the Funds' guidelines for valuation.

Responsibilities of the Boards' nominating committee include preparing for and recommending replacements for any vacancies in directors' positions and initial review of policy issues regarding the size, composition, and compensation of the Boards. Members of the nominating committee are Wayne L. Attwood, MD, Daniel L. Pavelich, and Jay Rockey.

The Boards' distribution committee is responsible for reviewing distribution activities and 12b-1 expenditures to determine that there is a reasonable likelihood the 12b-1 plan will benefit each Fund and its shareholders. The committee meets at least annually and is responsible for making recommendations to the Boards regarding renewal or changes to the distribution plans. Committee members are Wayne L. Attwood, MD, Kristianne Blake, Jay Rockey, and Richard C. Yancey.

*These directors are considered "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Funds, their Adviser, or Distributor.

DISTRIBUTION SERVICES
12b-1 PLAN

As discussed in the prospectus under "The Cost of Good Management," the directors of each Fund have approved a plan for both classes of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides that investment companies may pay distribution expenses, directly or indirectly, according to a plan adopted by each Fund's Board of Directors.

Under each Fund's Plan, the Fund may reimburse Murphey Favre, Inc. (the "Distributor"), for Class A distribution expenses, including the cost of printing and distributing prospectuses (to other than current shareholders), statements of additional information and other promotional and sales literature, compensation to sales personnel for their services, and reimbursement to the Distributor for the direct and indirect cost of furnishing services of its personnel to assist in the entire distribution process but excluding general and administrative expenses.

The annual reimbursement allowed by the Plans and authorized by directors for such Class A distribution expenses may not exceed .25% of the average daily net assets attributable to Class A shares. Funds in the Composite Group may benefit from expenditures made for distribution activities for another Composite fund. U.S. Government Securities, Income, and Tax-Exempt reimbursed the Distributor in the amounts of $218,510, $133,600, and $315,034, respectively, for distribution expenses incurred on behalf of Class A shares during the year ended December 31, 1996. Of this amount, $156,811, $91,335, and $219,963 was paid on behalf of U.S. Government Securities, Income, and Tax-Exempt, respectively, to selected dealers and registered representatives of the Distributor for their shareholder servicing activities, and $61,699, $42,305, and $95,071, respectively, was paid for other distribution related expenses.

During the fiscal years 1995 and 1994, U.S. Government Securities reimbursed the Distributor $343,633 and $399,592, respectively; Income reimbursed the Distributor $168,531 and $189,136, respectively; and Tax-Exempt reimbursed the Distributor $432,854 and $449,602, respectively, for distribution expenses related to Class A shares.

Under the Plans, each Fund compensates the Distributor with a distribution fee at an annual rate of .75% of the Fund's average daily net assets attributable to Class B shares and a service fee at an annual rate of .25% of such assets. During the fiscal years ended December 31, 1996, and 1995, respectively, U.S. Government compensated the Distributor in the amounts of $26,484 and $15,425, respectively; Income compensated the Distributor in the amounts of $57,828 and $32,833, respectively; and Tax-Exempt compensated the Distributor $40,939 and $18,879, respectively, for the sale of Class B shares.

The Distributor pays dealers an amount equal to an annual rate of .25% of total net assets of all accounts, of either class, serviced by their representatives.

Under the Plans, each Fund will report at least quarterly to its Board of Directors the amounts and purposes of all distribution expense payments. During the continuance of the Plan, as required by Rule 12b-1, the selection and nomination of the independent directors of each Fund will be at the discretion of the independent directors then in office.

Each Plan has been approved unanimously by the directors of each Fund including a majority of the independent directors who have no direct or indirect interest in the Plan, and by the Distributor. Each Plan will remain in effect for one year, may be terminated at any time by a vote of a majority of the independent directors or by a vote of a majority of the outstanding voting securities of the applicable Fund, and may be renewed from year to year thereafter, only if approved by a vote of independent directors. In approving the Plan and submitting it to shareholders, directors of each Fund determined, in the exercise of their business judgment and in light of their fiduciary duties as directors, that there is a reasonable likelihood that each Plan will benefit its respective Fund and its shareholders. All material amendments to each Plan must be approved by a vote of each Fund's Board of Directors including independent directors and by shareholders. The Plans will be renewed only if directors make a similar determination for each subsequent year of the Plans.

DISTRIBUTOR

The Distributor purchases shares of each Fund's capital stock in a continuous offering to fill orders placed with it by investors and investment dealers. It purchases shares at net asset value and resells shares at the offering price in accordance with terms of the Distribution Contracts with each Fund. The offering price may include a sales charge as discussed in the Prospectus under "How to buy shares." Each Fund receives the entire net asset value of all of its shares sold. The Distributor or designated dealer retains their appropriate portion of the initial sales charge. The Distributor pays sales commissions to dealers from its own resources for Class B sales and retains contingent deferred sales charge payments. The Distributor acts in a similar capacity for all other funds in the Composite Group.

The Distributor may compensate its sales people or selected dealers for shares sold without a sales charge according to various Class A "Net Asset Value Purchase" provisions. The compensation is based on a percentage of the net asset value of the shares sold.

During the 1996, 1995, and 1994 fiscal years, the Distributor received $89,694, $150,970, and $336,055, respectively, for the sale of U.S. Government Securities Class A shares; $156,410, $209,703, and $340,052, respectively, for the sale of Income Class A shares; and $282,768, $341,454, and $552,555, respectively, for the sale of Tax-Exempt Class A shares.

The Distributor has not received any earnings or profits from the redemption of Class A shares. During the fiscal year ended December 31, 1996, the Distributor received contingent deferred sales charge payments of $3,051, $7,284, and $10,102 upon redemption of Class B shares of U.S. Government, Income, and Tax-Exempt, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.

The Funds bear the cost of registering their shares with federal and state securities commissions and printing prospectuses and statements of additional information used for its shareholders. The Distributor pays for information intended for potential shareholders but may be reimbursed by the Funds under the Distribution Plan for such expenses applicable to Class A shares.

TRANSFER AGENT

Murphey Favre Securities Services, Inc. (the "Transfer Agent") furnishes necessary personnel and other transfer agent services required by each Fund. The Shareholders Service Contract for each Fund was originally approved by shareholders.

During the 1996, 1995, and 1994 fiscal years, U.S. Government Securities paid $146,145, $165,595, and $175,549, respectively, for these services; Income paid $114,258, $114,938, and $104,897, respectively, and Tax-Exempt paid $102,716,
$107,114, and $102,778, respectively.

At the date of this Statement of Additional Information, the monthly shareholder servicing fee is $1.35 per Class A account and $1.45 per Class B account in each Fund. All requests for transfer of shares should be directed to the Funds or to the Transfer Agent.

HOW SHARES ARE VALUED

Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by each Fund's Board of Directors, which uses information with respect to valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.

HOW SHARES CAN BE PURCHASED

Information concerning the purchase of shares is discussed under "How to Buy Shares" in the prospectus. Shares of each class of each Fund are sold in a continuous offering and may be purchased from the Distributor or a designated dealer at the public offering price, which is the net asset value per share next determined after receipt of a purchase order in Spokane, plus, in the case of Class A shares, an initial sales charge which is a percentage of the public offering price and varies as shown in the prospectus. The Distributor or designated dealer retains their appropriate portion of the initial sales charge.

Class B shares are sold without an initial sales charge but are subject to higher ongoing distribution expenses and may be subject to a contingent deferred sales charge of 3% if redeemed within four years of purchase. The current contingent deferred sales charge schedule is shown in the prospectus. Class B shares purchased prior to March 15, 1996, are subject to contingent deferred sales charges of 3% if redeemed the first or second year after purchase, 2% in the third or fourth year, 1% in the fifth year, and 0% in year six. (See Appendix A for a specimen price make-up sheet.)

The minimum initial investment for each Fund is $1,000 ($500 in IRA accounts), and additional investments should be at least $50 (unless the transaction is via a systematic investment program where the initial and additional monthly investments must be at least $50). Investments made by an agent or fiduciary (such as a bank trust department, investment adviser, broker, or employee benefit or retirement plan) pursuant to a periodic investment plan may have the minimum purchase requirements on initial and subsequent investments waived.

Shareholders who have redeemed Class A shares initially subject to a sales charge may reinvest their redemption proceeds in Class A shares of any Composite Group fund at net asset value provided that reinvestment is effected within 120 days of the redemption. Contingent deferred sales charges assessed may be reimbursed as they relate to the reinvestment of redemption proceeds within 120 days. The shareholder is responsible for notifying the Transfer Agent of such reinvestments. If a loss is realized on the redemption of Fund shares, the reinvestment may be subject to the "wash sale" rule, resulting in a disallowance of such loss for federal income tax purposes.

Class A shares may be sold at net asset value and in any amount to current and retired directors, officers and employees of Washington Mutual, Inc., its affiliates (including the Adviser, the Distributor, and the Transfer Agent, and their children, step-children, grandchildren, step-grandchildren and parents), as well as to any trust, pension, profit-sharing or other benefit plan for such persons. The foregoing privilege is also extended to directors, officers, and employees of other companies which enter into selling arrangements with the Distributor. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption by the Fund.

Each Fund may also issue Class A shares at net asset value in connection with the acquisition of assets, merger or consolidation with, another investment company, or to shareholders in connection with reinvestment of income dividends and capital gain distributions. Qualified employee benefit plans (including SEPs and SIMPLEs) which have more than 10 participants or which have more than $25,000 invested in those Composite funds offered with an initial or contingent deferred sales charge are also entitled to buy Class A shares without a sales charge. Individual retirement accounts that are not part of an employee benefit plan are ineligible for this privilege. In addition, shareholders of mutual funds (other than money market funds), may redeem those shares and use their sale proceeds to purchase Class A shares of a Composite fund at net asset value provided the proceeds are reinvested within 90 days of such sale and proof of the sale is provided.

The Distributor may enter into arrangements with brokers, dealers or registered investment advisers to sell Class A shares at net asset value for use in particular investment products made available to their clients. The other parties may charge their clients a fee for these products.

PURCHASE PLANS

CUMULATIVE DISCOUNTS: The initial sales charges on Class A shares are applicable to purchases made at one time by a "purchaser" who may be one of the following: an individual, and/or the individual's spouse, and/or children (including step-children) under age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; or any other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be identified as originating from a qualifying "purchaser." Upon such notification, the investor will receive the lowest applicable sales charge. Discounts may be modified or terminated at any time.

Each Fund's Class A shares may also be purchased at the reduced sales charge based on shares currently owned by the investor (excluding Composite Cash Management Company Class A shares, unless exchanged from another fund). The sales charge reduction is determined by adding the value of all Composite Group Class A shares (at maximum offering price) and Class B shares (at net asset value) to the amount of the Fund's shares being purchased.

Letter of Intent: This Letter provides for a price adjustment depending upon the actual amount purchased within a 13-month period. If total investments under the Letter exceed the intended amount and thereby qualify for a lower initial sales charge, a retroactive price adjustment is made and the difference is used to purchase additional shares. A shareholder may include the value of all of their Class A shares (at maximum offering price) and Class B shares (at net asset value) held in the Composite Group (excluding Composite Cash Management Company, unless exchanged from another fund) that were held on the effective date of the Letter of Intent as an "accumulation credit" toward completion of the Letter.

The Letter of Intent, which imposes no obligation to purchase or sell additional shares, provides that 5% of the amount of the intended purchase will be held in escrow (in the form of shares) pending completion of the Letter.

CERTIFICATES

Ordinarily certificates for shares purchased will not be issued unless requested by the investor. There is no charge for such issuance.

REDEMPTION OF SHARES

When the Fund or Transfer Agent receives: 1) a written request in proper form, for redemption of shares, and 2) the return of any issued certificates for shares being redeemed, a check for payment of shares will normally be sent the next business day, and no later than seven business days, except as indicated below. If the account is pre-authorized for telephone transfer, payment may be made to a designated bank account or broker, providing such accounts are identically registered. Telephone redemptions may also be directed to the shareholder's address of record. No wire fee will be charged for transfers to Washington Mutual Bank or Seafirst Bank. There is a $10.00 transmittal wire fee (which is subject to change) to wire to all other banks. This fee will be subtracted from the account balance prior to making the transfer. You should be aware that certain banks also charge a receiving wire fee which is beyond the control of the Transfer Agent.

If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority must be submitted before the request will be accepted.

Shares tendered for redemption will be redeemed at the net asset value next determined less any applicable contingent deferred sales charge as described in the prospectus under "How to Buy Shares." The amount received may be more or less than the cost of the shares, depending on fluctuations in the market value of securities owned by the Fund. If the shares have been purchased recently, this redemption payment may be delayed until the Transfer Agent is reasonably satisfied that the instrument used in the purchase (e.g., a check) has been collected, and may take up to 14 days.

As discussed in the prospectus, the Class B contingent deferred sales charge may be waived under certain circumstances. In addition to the specific cases outlined in the prospectus, the charge may be waived for any total or partial redemption in connection with a lump-sum or other distribution from an Individual Retirement Account ("IRA"), a custodial account maintained pursuant to the Internal Revenue Code of 1986, as amended ("IRC") section 403 (b) (7), or a qualified pension or profit sharing plan ("Retirement Plans") following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to IRC section 403 (b) (7), after attaining age 59 1/2. The charge also may be waived on any redemption which results from a tax-free return of an excess contribution pursuant to section 408 (d) (4) or (5) of the IRC, the return of excess deferral amounts pursuant to IRC section 401 (k) (8) or 402 (g) (2), or from the death or disability of the employee. In summary, the CDSC may be waived on redemptions of shares which constitute Retirement Plan distributions which are permitted to be made without penalty pursuant to the IRC, other than tax-free rollovers or transfers of assets.

EXCHANGE PRIVILEGE

Shareholders may exchange shares of each Fund for the same class of shares in any other fund in the Composite Group. A brief discussion of such privileges is in the prospectus under "Exchanges for other Composite funds." Exchanges will be made at the respective net asset values in effect on the date of such exchange. Shares previously subject to a sales charge may be exchanged without incurring any additional initial or contingent deferred sales charge. Any gains or losses realized on an exchange should be recognized for federal income tax purposes, as required. This privilege is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the Funds. This privilege is not available in any state or other jurisdiction where the shares of the Fund into which the transfer is to be made are not available for sale, or when the value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus. Each Fund reserves the right to terminate or end the privilege of any shareholder who attempts to use the privilege to take advantage of short-term swings in the market.

An investor may exchange some or all of his shares in a Fund for the same class of any other fund in the Composite Group of Funds, except Composite Deferred Series, Inc. These currently include:


                            COMPOSITE GROUP OF FUNDS

I. Composite Bond & Stock Fund: primary objective is continuity of income and conservation of capital with long-term growth a secondary objective.

II. Composite Growth & Income Fund: primary objective is long-term growth of principal with current income a secondary objective.

III. Composite Northwest Fund: designed to provide long-term growth of capital by investing in a broadly diversified portfolio of common stocks selected from companies located or doing business in the Northwest.

IV. Composite U.S. Government Securities: primary objective is to provide a high level of current income, consistent with safety and liquidity, by investing in U.S. government-backed securities.

V.   Composite   Income  Fund:   primary   objective  is  current   income  with
     preservation of principal a secondary consideration.

VI. Composite Tax-Exempt Bond Fund: primary objective is as high a level of current income exempt from federal income taxes as is consistent with prudent investment risk and protection of capital. (Not allowed in IRAs)

VII. Composite Cash Management Company, Money Market Portfolio: invests in high grades of money market instruments for maximum current income, while preserving capital and allowing liquidity.

VIII.Composite  Cash  Management  Company,  Tax-Exempt  Portfolio:   invests  in
     high-quality, short-term municipal obligations for maximum current income exempt from federal income tax while preserving capital and allowing liquidity. (Not allowed in IRAs)

SERVICES PROVIDED BY THE FUND

SYSTEMATIC WITHDRAWAL PLAN

As described in the prospectus, each Fund offers a Systematic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 25th day of each month preceding payment, and payments will be mailed within three business days thereafter.

The Systematic Withdrawal Plan may involve the use of principal and is not a guaranteed annuity. Payments under such a plan do not represent income or a return on investment but instead are made from the redemption of Fund shares. Naturally, withdrawals that continually exceed reinvested dividend income and capital gains will eventually exhaust the account.

Class B shareholders who establish a Systematic Withdrawal Plan may make annual redemptions of up to 12% of the value of the account, measured at the time the plan is established, without paying a contingent deferred sales charge.

A Systematic Withdrawal Plan may be terminated at any time by directing a written request to the applicable Fund or the Transfer Agent. Upon termination, all future dividends and capital gain distributions will continue to be reinvested in additional shares unless a shareholder requests otherwise.

TAX-SHELTERED RETIREMENT PLANS (U.S. GOVERNMENT SECURITIES AND INCOME)

As described in the prospectus, shares of U.S. Government Securities and Income may be purchased as an investment medium for various tax-sheltered retirement plans. The amounts of contributions to such plans are generally limited by the Internal Revenue Code. Each of these plans involves a long-term commitment of assets, and participants may be subject to possible regulatory penalties for excess contributions, premature distributions, excess distributions, or for insufficient distributions after age 70 1/2.

QUALIFIED RETIREMENT PLANS

Self-employed individuals (as sole proprietors or partnerships) or corporations may wish to purchase Fund shares in a retirement plan. Investors may obtain information regarding these plans by contacting an investment representative or the Funds' offices.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

IRA contributions are invested when received. However, individuals establishing a new IRA plan may rescind their plan within seven days. In the event of such termination, their entire purchase price will be refunded by the Distributor provided they notify the Distributor of their desire to rescind the purchase. Termination during the seven-day period through regular redemption rather than through rescission will result in adverse tax consequences. Internal Revenue Service regulations prohibit revocation of rollover contributions. Any losses derived through rescission will be absorbed by the Distributor.

Persons  who  request  information  regarding  IRA plans will be  provided  with
application  forms  and  information   regarding   eligibility  and  permissible
contributions.

IRA CUSTODY AGREEMENT AND SERVICE CHARGES

The IRA plan provides that the Distributor will furnish custodial services either as agent for Washington Mutual Bank or as the named custodian. There are set annual fees for IRA plans per participant unless made under an employer-sponsored plan, in which case the custodial fee is negotiable. If custodial fees are not paid annually by separate check, shares will automatically be liquidated to cover such fees.

Unless participants elect otherwise, any capital gain distributions and income dividends are reinvested on the ex-dividend date in full and fractional shares of the applicable Fund at net asset value.

IRA BONUSES

"IRA Bonuses" may periodically be credited to IRA accounts for contributions, transfers and/or rollovers. Payments will be made at a uniform rate determined by the Distributor or its affiliates and will be based on the value of the rollovers and/or transfers. IRA Bonuses are not paid by the applicable Fund.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

Each Fund intends to continue to conduct its business and maintain the necessary diversification of assets and source of income requirements to qualify as a diversified management investment company under the Internal Revenue Code (the "Code"). Each Fund so qualified during the 1996 fiscal year. As a result, under Subchapter M of the Code, each Fund is accorded conduit or "pass through" treatment for federal income tax purposes during each year in which it distributes to its shareholders 90% or more of its gross income from dividends, interest and gains from the sale or other disposition of securities, and in which it derives less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. In addition, if each Fund distributes 98% of its ordinary income and capital gain net income for each calendar year, it will not be subject to excise tax on undistributed income. Each Fund intends to distribute such amounts as necessary to avoid federal income and excise taxes.

Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities, including losses carried forward from prior years. Shareholders will usually pay federal income taxes on distributions designated as net realized long-term capital gains, whether or not received in cash or shares of the Fund, and regardless of how long the shares have been owned by the shareholders. Because long-term capital gain distributions reduce the value of the shares, losses may occur upon subsequent sale. Special holding period requirements may make the losses long-term rather than short-term under the Internal Revenue Code.

Advice as to the tax status of each year's dividends and distributions will be mailed annually to each shareholder. Shareholders are urged to consult their own tax advisors regarding specific questions about federal, state and local taxes. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

Income dividends and capital gain distributions recorded and made shortly after a purchase of shares by an investor will have the effect of reducing the net asset value per share by the per share amount of the distribution. They are, nevertheless, subject to income taxes despite the fact that this is, in effect, a return of capital.

TAX-EXEMPT

Congressional legislation allows income received by the Fund which is excludable from gross income under the Code to retain its status as exempt from federal income tax when distributed to Fund shareholders as such. This allowance is based on the Fund holding 50% of the value of its total assets in municipal obligations at each quarter end of its fiscal year. Interest earned by the Fund on municipal bonds is not includable by the holders of shares in their respective gross incomes for federal income tax purposes. Net interest income received by the Fund from other obligations (e.g., certificates of deposit, commercial paper, and obligations of the United States government, its agencies or instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to holders of shares as ordinary income. Long-term capital gain distributions will normally be taxed as long-term capital gains. Section 265 of the Code in effect provides that interest on indebtedness (and associated expenses) used to purchase or carry exempt interest obligations is not deductible. In addition, interest on indebtedness incurred or continued to purchase or carry shares of a fund which distributes exempt-interest dividends is not deductible.

Interest on certain "private activity" bonds (referred to as "qualified bonds" in the Code) is subject to the federal alternative minimum tax ("AMT"), although the interest continues to be excludable from gross income for other purposes. Interest from private activity municipal obligations is a tax preference item for the purposes of determining whether a taxpayer is subject to AMT and the amount of AMT tax to be paid, if any. Private activity obligations issued after August 7, 1986, to benefit a private or industrial user or to finance a private facility are affected by this rule. It is the current position of the staff of the Securities and Exchange Commission that income from municipal obligations that is a preference item for purposes of the AMT is not deemed to be "tax-exempt." Under this position, at least 80% of the funds' income distributions would have to be exempt from the AMT as well as exempt from federal taxes.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio would be affected. Additionally, the Fund would re-evaluate its investment objective and policies and consider changes in the structure of the Fund.

STATE AND LOCAL TAX ASPECTS

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several state and local taxing authorities vary with respect to the taxation of such interest income and each holder of shares of the Fund is advised to consult his own tax advisor in that regard. Upon request, the Fund will report the state-by-state percentages of federally tax-exempt interest received during the preceding year.

U.S. GOVERNMENT SECURITIES AND INCOME

Under the Internal Revenue Code, dividends from net investment income (including realized net short-term capital gains, if any) are taxable to Fund investors as dividend income. Since the Funds' net investment income is normally derived from interest income, the dividends are generally not eligible for the dividends received deduction for corporate shareholders owning either of these Funds.

For federal tax purposes, carryovers of realized loss on investments of U.S. Government Securities and Income may be applied against capital gains realized in future years. This has the effect of reducing capital gain distributions the Funds may otherwise be required to make. If not applied, the carryovers will expire in 2003.

INVESTMENT PRACTICES

ALL FUNDS


The Funds' management aims to achieve these objectives through the use of a flexible investment policy. Management attempts to anticipate market conditions and places emphasis on economic changes. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks. Thus, the relative proportion of various types of securities held may vary significantly.

U.S. GOVERNMENT SECURITIES

The investment objectives of the Fund are to seek as high a level of current income as is considered consistent with safety and liquidity. It is a fundamental policy of the Fund to invest in the following securities:

1. Obligations issued or guaranteed by the full faith and credit of the United States government: U.S. government obligations are issued by the Treasury and include bills, certificates of indebtedness, notes, bonds, and obligations secured by the full faith and credit of the U.S. government issued by agencies including, but not limited to, the Small Business Administration, the Farmers Home Administration, the Federal Deposit Insurance Corporation, the D.C. Armory Board, the Export Import Bank, the Federal Housing Authority, the General Services Administration, the Washington Metropolitan Transit Authority, the Department of Housing and Urban Development, and the Private Export Funding Corporation.

2. Government National Mortgage Association ("GNMA") certificates of the modified pass-through type: these GNMA certificates are debt securities issued by a mortgage banker or other mortgagee and represent an interest in one or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer of these certificates on the underlying mortgages. (The Fund does not propose to invest in GNMA certificates of the straight pass-through type in which the payment of principal and interest on a timely basis is not guaranteed.) The Fund may purchase GNMAs on an immediate cash delivery basis or on a when-issued/future delivery basis. GNMAs and forward commitments are further discussed in the Fund's prospectus.

3. Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs) owned by the Fund represent ownership in underlying GNMA  certificates.  They differ from pass-through  securities in that principal and interest from the underlying mortgages is made sequentially rather than pro-rata. Generally, there are multiple classes of ownership providing for successively longer expected average maturities. CMOs and REMICs may be used to manage prepayment risk.

The Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and anticipation of a decline in interest rates (see Brokerage Allocations and Portfolio Transactions). The portfolio maturity should approximate 7 to 12 years under normal circumstances.

INCOME

As discussed in the prospectus, the Fund may invest in debt and convertible debt securities (payable in U.S. funds) which have a rating within the four highest grades as determined by Standard & Poor's Corporation (AAA, AA, A, or BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A or Baa). Under present commercial bank regulations, bonds rated in these categories generally are regarded as eligible for bank investment. Securities rated BBB or Baa may have speculative characteristics. Up to 20% of the Fund's total assets may be invested in debt securities, convertible debt securities, preferred stocks, and convertible preferred stocks which are not rated within the four highest grades by Standard & Poor's or Moody's. The Fund may invest in issues rated CCC (Standard & Poor's) or Caa (Moody's) or better, or non-rated obligations which the Adviser believes to be of comparable quality. This practice may involve higher risks, but the Adviser will only use such practices if it believes the income and yield is sufficient to justify such risks. See Appendix B for a detailed description of these ratings.

Although no more than 20% of the Fund's total assets may be invested in "high-yield" securities (i.e., not rated among the four highest grades and sometimes referred to as "junk" bonds), these securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than the lower yielding, higher-rated, fixed-income securities which comprise most of the Fund's portfolio. Risks of high-yield securities include: (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may reinvest premature redemption proceeds in lower yielding portfolio securities;
(v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

The Fund's average portfolio quality during 1996 is presented below:

                                                          PERCENTAGE OF AVERAGE
                      S&P RATING                               TOTAL ASSETS
                  ----------------------                    --------------------
                   AAA (or US Treasury)                               41%
                   AA                                                  3
                   A                                                  13
                   BBB                                                24
                   BB                                                 12
                   B                                                   3
                   Not Rated                                           4

The Fund will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants or rights attached thereto. A percentage restriction on investment or utilization of assets for the Fund is adhered to at the time the investment is made. A later change in percentage resulting from changing values or a change in any rating of a portfolio security will not be considered a violation.

The Fund considers electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries and may at times invest more than 25% of its assets in utilities as a whole. In view of such possible concentration in these industries, an investment in the Fund should be made with an understanding of their characteristics and the risks which such an investment may entail. General problems of the utility industries include the difficulty in obtaining an adequate return on invested capital, in spite of frequent increases in rates which have been granted by the public service commissions having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and considerations, the difficulty in obtaining fuel from electric generation at reasonable prices, the difficulty in obtaining natural gas for resale and the effects of energy conservation.

Federal, state and municipal governmental authorities may, from time to time, review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants. Any delays in the licensing, construction and operation of nuclear power plants or the suspension of operations of such plants which have been or are being financed by proceeds of certain obligations held in the portfolio may affect the payment of interest on or the repayment of principal amount of such obligations. The Fund is unable to predict the ultimate form any such regulations may take or the impact such regulations may have on the obligations of the portfolio.

The Adviser believes that in many instances foreign securities provide a higher yield than securities of domestic issuers with similar maturities. Therefore, such securities should enhance the Adviser's ability to fulfill the investment objective of "providing a high level of current income." Foreign investments generally, however, have risk elements which exceed those of comparable domestic securities. Among these risk elements are potentially reduced domestic marketability of such securities, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations, and lack of uniform accounting standards. All trading activities will be conducted on U.S. securities markets. The Fund will purchase foreign securities only when the Adviser feels incremental returns from the same are sufficient to justify assuming these increased risks. In all cases, foreign investments will be payable in U.S. dollars.

Under present regulatory policies, including those of the board of governors of the Federal Reserve System and the Securities and Exchange Commission, the Fund may lend its portfolio securities to member firms of the New York Stock Exchange. Any such loans would be required to be secured continuously by collateral in cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive the interest on investment of the collateral. The Fund would not have the right to vote the securities during the existence of such a loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, any such loans would be made only to firms deemed by the Fund's management to be of good standing, and only when, in its judgment, the consideration which could be earned currently from such a loan would justify the attendant risk.

No such loans are in existence at the present time. If, in the future, the management of the Fund determines to make securities loans, it is intended that the value of portfolio securities loaned would not exceed 50% of total assets. In addition, it is intended that the payments received on such loans, including amounts received during the existence of such a loan on account of interest and dividends on the securities loaned, would not exceed in aggregate 10% of the Fund's annual gross income (without offset for realized capital losses) unless counsel for the Fund determines that such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

TAX-EXEMPT

In seeking its objectives, the Fund will, under normal market conditions, invest substantially all (at least 80%) of its portfolio in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("municipal bonds" or "tax-exempt securities"). As a defensive measure during times of adverse market conditions, up to 50% of the Fund's portfolio may be invested in short-term investments described in the prospectus.

The Fund may invest no more than 10% of its total assets in other investment companies which invest in tax-exempt securities. No more than 5% of the Fund's total assets may be invested in a single investment company nor may the Fund purchase more than 3% of the total voting securities of a single investment company. The Adviser will reduce its advisory fees on such investments to offset management fees paid to the other investment company.

The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess occurs or exists immediately after and as a result of an acquisition of securities.

In the event the Fund acquires illiquid assets as a result of the exercise of a security interest relating to municipal bonds, the assets will be disposed of as promptly as possible.

In addition to these policies, each Fund is subject to investment restrictions which cannot be changed without approval of a majority of outstanding shares. These restrictions are discussed under "Investment Restrictions." There are no significant investment policies that can be changed without shareholder approval.

In pursuit of the Funds' investment objectives, they may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price, including accrued interest earned on the underlying securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Boards of Directors, reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the collateral is maintained at the required level. To limit risk, repurchase agreements maturing in more than seven (7) days will not exceed 10% of the total assets of the Fund.

MUNICIPAL BONDS

Municipal bonds include obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity for sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") represent their opinions as the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix B for a detailed description of these security ratings.

Only under exceptional circumstances would the Fund invest up to 25% of its total assets in municipal obligations rated from Ba to Caa (Moody's) or BB to CCC (Standard & Poor's). Obligations which carry these ratings are considered speculative with respect to their capacity to pay interest and repay principal, the danger of default may also be present. Such debt instruments may have some quality and protective elements, but they are subject to major risk exposures under adverse conditions. The Adviser currently has no intention to purchase obligations of this nature.

The commercial paper ratings of A-1 by Standard & Poor's and P-1 Moody's are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings. See Appendix B for a detailed description of these security ratings.

Subsequent to its purchase by the Fund, an issue of municipal bonds or other investments may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligations from the Fund's portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by Standard & Poor's or Moody's for municipal bonds or other investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable rating as standards for its investments in accordance with the investment policies contained herein.

INVESTMENT RESTRICTIONS

While many decisions of the Adviser depend on flexibility, there are several principles so fundamental to each Fund's philosophy that neither they, nor the investment objective, may be changed without a vote of a majority of the outstanding shares of that Fund.

Each Fund may NOT:

invest more than 5%* of its total assets in any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

acquire more than 10%* of the voting securities of any one company;

invest in any company for the purpose of management or exercising control;

invest in real estate or commodities;

invest in oil, gas or other mineral leases;

invest in securities restricted under federal securities laws;

invest more than 20%* of its assets in forward commitments;

invest more than 25%* of its assets in any single industry;**

invest more than 15%* of its net assets in illiquid securities;

buy foreign securities not payable in U.S. dollars;

buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

invest more than 5%* of its net assets in warrants including not more than 2%* of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;

act as underwriter of securities issued by others;

borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);

lend money (except for the execution of repurchase agreements);

buy or sell put or call options;

issue senior securities.

U.S. Government Securities may NOT:

invest less than 80%* of its assets in obligations guaranteed by the U.S. government or in repurchase agreements or collateralized mortgage obligations secured by these obligations.

Tax-Exempt may NOT:

buy or hold securities which directors or officers of the Fund or its Adviser hold more than .50% of the outstanding securities.

U.S. Government Securities and Income may NOT:

invest in other investment companies (except as part of a merger).

U.S. Government Securities and Tax-Exempt may not:

buy common stocks or other equity securities except that Tax-Exempt may invest in other investment companies.

* Percentage at the time the investment is made.
** It is a policy of Income to consider Electric Utilities, Electric and Gas Utilities, Gas Utilities, and Telephone Utilities to be separate industries. The Fund also considers foreign issues to be a separate industry. It is a policy of Tax-Exempt to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.

PERFORMANCE INFORMATION

YIELD

Each Fund's current yield used in advertising is calculated by dividing net investment income per share (annualized) for a stated 30-day period by the Fund's maximum offering price (including, in the case of Class A shares, the 4% maximum sales charge) at the end of the period. Yields will generally be lower for Class B shares than Class A shares because of the higher distribution expenses incurred by Class B shares. Yields will be quoted for each class of shares in any advertisement presenting the yield of either class.

Interest income for yield purposes is calculated by computing interest income based on standardized methods applicable to mutual funds. In general, interest income is reduced on a daily basis with respect to bonds trading at a premium over par value by a portion of that premium, or increased similarly with respect to bonds trading at a discount.

Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to your account or the income reported in the financial statements.

U.S. GOVERNMENT SECURITIES

The Fund's yield for the 30 days ended December 31, 1996, was calculated based on the following formula:

                                                    CLASS A           CLASS B
                                                  ------------     -------------
Yield = 2{((a-b)/cd + 1)6 -1}                         5.71%            5.08%

Where:

a = interest income earned during the period     $  792,121         $ 16,588
b = expenses accrued during the period           $  110,584         $  4,403
c = daily average number of shares eligible
    to receive dividends during the period       13,287,624          278,242
d = maximum offering price at 12/31/96           $    10.90         $  10.46

INCOME

The Fund's yield for the 30 days ended December 31, 1996, was calculated based on the following formula:

                                                     CLASS A            CLASS B
                                                   ------------       ----------
Yield = 2{((a-b)/cd + 1)6 -1}                         5.95%               5.34%

Where:

a = interest income earned during the period       $ 514,275          $  41,626
b = expenses accrued during the period             $  73,041          $  10,813
c = daily average number of shares
    eligible to receive dividends during
    the period                                     9,453,739            764,076
d = maximum offering price at 12/31/96             $    9.53          $    9.17

TAX-EXEMPT

The Fund's yield for the 30 days ended December 31, 1996, was calculated based on the following formula:

                                               CLASS A            CLASS B
                                             ----------         ----------
Yield = 2{((a-b)/cd + 1)6 -1}                  4.28%               3.56%

Where:

a = interest income earned during the
    period                                 $  873,985           $ 21,818
b = expenses accrued during the period     $  122,541           $  6,821
c = daily average number of shares
    eligible to receive dividends
    during the period                      26,029,100            649,655
d = maximum offering price at 12/31/96      $   8.16             $  7.83

TAXABLE-EQUIVALENT YIELD

Taxable-equivalent yield is calculated by dividing the Fund's tax-exempt current yield by the number one minus a particular income tax rate. For example, the Class A current yield for the 30 days ended December 31, 1996, would result in a 7.09% taxable-equivalent yield at the 39.6% tax rate according to the following calculation: 4.28% divided by (1.00 - .396) = 7.09%. The Class B taxable-equivalent yield at the 39.6% tax rate for the 30 days ended December 31, 1995, was 5.89%.

From time to time, the Fund may present illustrations of the relationship between various tax- exempt yields and taxable yields for various tax brackets.

DISTRIBUTION RATE

Each Fund may quote a distribution rate in sales literature. The distribution rate is calculated by dividing the actual ordinary income dividends per share (annualized) over a one-month or twelve-month period by the maximum offering price at the end of the period. The distribution rates for U.S. Government
Securities Class A and Class B shares for the month ended December 31, 1996, were 5.83% and 5.06%, respectively. The distribution rates for Income Class A and Class B shares for the month ended December 31, 1996, were 6.28% and 5.56%, respectively. The distribution rates for Tax-Exempt Class A and Class B shares for the month ended December 31, 1996, were 4.91% and 4.07%, respectively. Generally, a Fund's distribution rate reflects amounts of net investment income actually paid to shareholders while yield reflects the earning power of the fund's portfolio (net of expenses).

TOTAL RETURNS

Total returns quoted in advertising include the effect of applicable sales charges, reinvesting dividends and capital gain distributions (at net asset value), and any change in net asset value per share over the period. Total returns will be quoted for each class of shares in any advertisement presenting the total return of either class. The following total returns reflect the maximum 4% initial sales charge for Class A shares and the contingent deferred sales charge appropriate to the period for Class B shares. Class B shares redeemed at the end of a full year are assessed the following year's contingent deferred sales charge. Class B returns assume contingent deferred sales charges of 3% for one year and 1% since March 1994.

Average annual total returns are calculated by determining the change in value of a hypothetical investment over a stated period of time and then calculating the annual compounded rate of return that would have produced the same result had the rate of growth or decline in value been constant over the entire period.

Cumulative total return is the simple change in value of a hypothetical investment over a stated period of time. The cumulative total return may be quoted as a percentage or a dollar amount and may be presented numerically or in a table, graph, or similar illustration.

                                            PERIODS ENDED DECEMBER 31, 1996
                                          1 YEAR       5 YEARS         10 YEARS
AVERAGE ANNUAL TOTAL RETURN

U.S. Government Securities, Class A       (1.60)%       5.09%            7.24%
U.S. Government Securities, Class B       (1.31)%      5.57%*
Income, Class A                           (0.64)%      6.47%             7.72%
Income, Class B                           (0.31)%      6.76%*
Tax-Exempt, Class A                       (1.53)%      5.94%             6.74%
Tax-Exempt, Class B                       (1.32)%      5.34%*

CUMULATIVE TOTAL RETURN

U.S. Government Securities, Class A       (1.60)%     28.18%          101.11%
U.S. Government Securities, Class B       (1.31)%     16.12%*
Income, Class A                           (0.64)%     36.83%          110.36%
Income, Class B                           (0.31)%     19.77%*
Tax-Exempt, Class A                       (1.53)%     33.43%           91.93%
Tax-Exempt, Class B                       (1.32)%     15.45%


* CLASS B SHARES' TOTAL RETURNS FROM THE COMMENCEMENT OF PUBLIC OFFERING ON MARCH 30, 1994

The total returns are calculated as follows:

Average annual total return:  ERV = P(1+A)n

Cumulative total return (as a percentage):  T = (ERV-P)/P

Where:

         P = a hypothetical initial investment of $1,000
         A = average annual total return
         T = total return
         n = number of years
         ERV = ending redeemable value of a $1,000 hypothetical investment

COMPARATIVE PERFORMANCE DATA

Fund literature may occasionally refer to information about the Fund which is published by mutual funds rating services. Comparisons to fund performance may be made to various market, economic or other indices. Industry publications may also be referred to from time to time.

BROKERAGE ALLOCATIONS AND PORTFOLIO TRANSACTIONS

Under terms of the Investment Management Agreements, Composite Research & Management Co. acts as agent for each Fund in entering orders with broker-dealers to execute portfolio transactions and in negotiating commission rates where applicable. Decisions as to eligible broker-dealers are approved by the president of the Funds.

In executing portfolio transactions and selecting broker-dealers, the Adviser shall use its best efforts to seek, on behalf of each Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience and execution capability of a broker-dealer, and the amount of the commission and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker-dealer.

The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund. This commission may be in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may commit to pay commission dollars to brokers or financial institutions for specific research materials or products that it considers useful in advising the Funds and/or its other clients. Research services furnished to the Adviser include, for example, written and electronic reports analyzing economic and financial characteristics, telephone conversations between brokerage securities analysts and members of the Adviser's staff, and personal visits by such analysts, brokerage strategists and economists to the Adviser's office.

Some of these services are of value to the Adviser in advising clients, although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid to the Adviser is not reduced because it receives those services, even though it might otherwise be required to purchase these services for cash.

The staff of the Securities and Exchange Commission has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the Adviser believes that the facilities, expert personnel and technological systems of a broker often enable the Funds to secure a net price by dealing with a broker that is as good as or better than the price the Funds could have received from a principal market maker, even after payment of the compensation to the broker. The Adviser places its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

None of the brokers with whom the Funds deal have any interest in the Adviser or the Distributor. The Distributor did not execute any portfolio orders for the Funds during the fiscal year, nor did the Distributor or the Adviser receive any direct or indirect compensation as a result of portfolio transactions of the Funds. Shares may be sold by brokers who execute portfolio transactions for the Fund; however, no brokerage fees will be allocated for such sales.

The Funds intend to actively manage the portfolio to take advantage of anticipated movements in the general level of interest rates and temporary disparities in the normal yield relationship between two securities. While such portfolio management may result in the sale of securities held for a short period of time, it is anticipated that the annual portfolio turnover rate will not generally exceed 100% (excluding turnover of securities having a maturity of one year or less). The rate of turnover, however, will not be a limiting factor when the Fund deems it desirable to sell or purchase securities, and the turnover rate in particular years may, therefore, exceed 100%. Market volatility, which is unpredictable, remains the determining factor. For 1996 and 1995, the portfolio turnover rates were 16% and 8%, respectively, for U.S. Government Securities, 42% and 43%, respectively for Income, and 22% and 8%, respectively, for Tax-Exempt.

The net asset value of the shares of an open-end investment fund investing primarily in fixed-income securities changes as the general level of interest rates fluctuate. When interest rates decline, the market value of a portfolio invested in higher yields can be expected to rise. Conversely when interest rates rise, the market value of a portfolio invested in higher yields can be expected to decline.

GENERAL INFORMATION

ORGANIZATION AND AUTHORIZED CAPITAL

Composite U.S. Government Securities, Inc., was incorporated under the laws of the state of Washington on March 5, 1982, under a certificate of incorporation granting perpetual existence. The Fund has an authorized capitalization of 1 billion shares of capital stock, $.0001 par value.

Composite Income Fund, Inc. was incorporated under the laws of the state of Washington on October 22, 1975, under a certificate of incorporation granting perpetual existence. The Fund has an authorized capitalization of 50 million shares of capital stock, $0.01 par value.

Composite Tax-Exempt Bond Fund, Inc. was incorporated under the laws of the state of Washington on September 16, 1976, under a certificate of incorporation granting perpetual existence. The Fund has an authorized capitalization of 500 million shares of capital stock, $.0001 par value.

Each Fund offers two classes of shares. Each class of shares represents interests in the assets of the Fund. The shares do not have preemptive rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Class B shares convert to Class A shares six years after purchase, exchanges are restricted to shares of the same class, and each class bears different expenses related to their distribution. Shares have equal voting rights except that each class has exclusive voting rights with respect to provisions of each Fund's Distribution Plan that pertains to a particular class.

VOTING PRIVILEGES

The Funds are not required to hold annual meetings. When meetings are called to elect directors, a shareholder may exercise cumulative voting privileges under Washington state law in the election of directors. Using this privilege, shareholders are entitled to one vote per share for each director candidate. The total number of votes for directors to which a shareholder is entitled may be accumulated and cast for each candidate in such proportion that the shareholder may designate.

CUSTODIAN

The securities and cash owned by each Fund are held in safekeeping by Investors Fiduciary Trust Company (IFTC), 127 West 10th, Kansas City, MO 64105. IFTC is a wholly owned subsidiary of State Street Bank. The custodian's responsibilities include collecting dividends, interest and principal payments on each Fund's investments.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of LeMaster & Daniels PLLC, Certified Public Accountants, has been selected as the independent public accountants of each Fund. LeMaster & Daniels performs audit services for each Fund including the examinations of the financial statements included in annual reports to shareholders, which are incorporated by reference into this statement of additional information.

REGISTRATION STATEMENT

This statement of additional information and the prospectus do not contain all of the information set forth in the registration statements each Fund has filed with the Securities & Exchange Commission. Complete registration statements may be obtained from the Securities & Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS AND REPORTS

Semiannual and annual reports are issued to shareholders. The annual reports include audited financial statements. The Funds' annual report to shareholders dated December 31, 1996, which is incorporated by reference into this statement of additional information, may be obtained without charge by contacting the Funds' offices.


                                   APPENDIX A

                          SPECIMEN PRICE MAKE-UP SHEET
                   COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
                           COMPOSITE INCOME FUND, INC.
                      COMPOSITE TAX-EXEMPT BOND FUND, INC.
                              At December 31, 1996


                               U.S. GOVERNMENT
                                  SECURITIES          INCOME         TAX-EXEMPT

Assets                          $141,639,195       $ 94,019,168     $212,991,303

Liabilities                          517,201            239,890        4,119,520
                                -------------      -------------    ------------
Net Assets                      $141,121,994       $ 93,779,278     $208,871,783
                                =============      =============    ============
CLASS A SHARES

Net Assets                      $138,159,478       $  86,657,040    $203,606,240

Shares Outstanding                13,204,217          9,467,260       26,002,410
                                -------------      -------------    ------------
Net Assets Per Share                 $10.46            $ 9.15            $ 7.83
                                =============      =============    ============
Maximum Offering Price
(Net Assets Per Share ./. 96/100)    $10.90            $ 9.53            $ 8.16
                                =============      =============    ============
CLASS B SHARES

Net Assets                       $2,962,516          $7,122,238      $5,265,543

Shares Outstanding                  283,151             776,973         672,375
                                -------------      -------------    ------------
Net Assets and
Offering Price Per Share             $10.46              $ 9.17          $ 7.83
                                =============      =============    ============

                                   APPENDIX B


                         DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Corporate and Municipal Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

STANDARD & POOR'S CORPORATION (S & P)
    Corporate and Municipal Ratings

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

COMMERCIAL PAPER

A1 and Prime 1 commercial paper ratings issued by Moody's Investors Services, Inc. (Moody's) and Standard & Poor's Corporation (S&P) are the highest ratings these corporations issue.

Among factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which maybe inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Commercial paper rated A1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

ABSENCE OF RATING:

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to quality of the issue. Should no rating be assigned, the reason may be one of the following:

 1.  An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

 3.  There is a lack of essential data pertaining to the issue or issuer.

 4.  The issue was privately placed, in which case the rating is not published.

                                     PART C

                               OTHER INFORMATION

Item 24.                 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements. The annual report to shareholders dated December 31, 1996, was filed with the Securities and Exchange Commission via EDGAR on February 19, 1997. The annual report is incorporated by reference in both Parts B and C.
                                             Filing               Date
     (b)    Exhibits                    Incorporated With         Filed
     ----------------                   -----------------         -----
     (1a)  Articles of Incorporation      Form N-1A              4-24-97
     (1b)  Amendment to Articles of
               Incorporation              Form N-1A              4-24-97
     (2)   Bylaws                         Form N-1A              3-15-96
     (3)   Voting Trust Agreement                                 INAP
     (4)   Specimen Capital Stock
               Certificate                Form N-1A              4-24-97
     (5)   Investment Advisory Contract   Form N-1A              4-24-97
     (6a)  Distribution Contract          Form N-1A              3-15-96
     (6b)  Specimen Selling Agreement     Form N-1A              4-24-97
     (7)   Bonus, profit sharing, pension
               or other similar contracts
               for benefit of directors or
               officers of the Registrant                         INAP
     (8)   Custodial Agreement             Form N-1A             4-24-97
     (9)   Shareholders Service Contract   Form N-1A             4-24-97
    (10)   Opinion & Consent of Counsel    Form N-1A             4-24-97
    (11)   Accountants' Consent            Form N-1A             4-24-97
    (12)   All financial statements
                omitted from Item 23.      Annual Report         2-19-97
    (13)   Agreements or understandings
                made in consideration
                for providing initial
                capital.                   Form N-8B-1          11-13-75
    (14)   Retirement Plan and Forms       Form N-1A for
                                             Composite Fund
                                             File #2-11380       1-22-85
    (15)   12b-1 Plan                      See 6(a) above        3-15-96

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Registrant is operated under the supervision of Composite Research & Management Co. Composite Research is affiliated with Murphey Favre, Inc. and Murphey Favre Securities Services, Inc. through common ownership and management. Murphey Favre serves as principal underwriter and distributor for the Registrant. Murphey Favre Securities Services serves as transfer agent for the Registrant. Composite Research, Murphey Favre, and Murphey Favre Securities Services serve in their same capacities for the seven other investment companies within the Composite Group of Funds, namely: Composite U.S. Government
Securities, Inc.; Composite Tax- Exempt Bond Fund, Inc.; Composite Cash Management Company; Composite Northwest Fund, Inc.; Composite Bond & Stock Fund, Inc.; Composite Equity Series, Inc.; and Composite Deferred Series, Inc. Composite Research & Management Company, Murphey Favre, and Murphey Favre Securities Services are all wholly-owned subsidiaries of Washington Mutual, Inc. All companies' names are incorporated in the State of Washington.

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

As of ____________, 1997, there were _____ Class A shareholders and ____ Class B shareholders.

Item 27.  INDEMNIFICATION.

Registrant shall have the power to indemnify any director, officer or former director or officer of the Corporation, or any person who may have served at the Corporation's request as a director or officer of another corporation, against expenses actually and reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he becomes a party by reason of being or having been such director or officer, to the full extent permitted by the laws of the State of Washington, as such laws at any time may be in force and effect, provided however, that this indemnification provision shall not protect, or purport to protect, any director or officer of the corporation against any liability to the corporation or to the shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of this office.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Registrant's Investment Adviser is Composite Research & Management Co., a wholly-owned subsidiary of Washington Mutual, Inc., which is a Washington corporation, organized in 1889. The Adviser serves in that capacity for seven
(7) other  investment  companies with the Composite Group of Funds identified in
Item 25.

Business and other connections of the Investment Adviser were most recently filed on Form ADV, Securities and Exchange Commission File No. 801-4855, which was mailed on March 11, 1997, and is incorporated herein by reference.

Item 29.  PRINCIPAL UNDERWRITERS.

The principal underwriter for the Registrant is Murphey Favre which also serves in the same capacity for seven (7) other investement companies identified in
Item 25.

Business and other connections of the underwriter were most recently filed on Form BD, CRD 599, with the National Association of Securities Dealers on February 7, 1997, and are incorporated herein by reference.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant at 601 West Main Avenue, Suite 801, Spokane, Washington 99201. The Registrant's custodian activities are performed at Investors Fiduciary Trust Company (IFTC), 127 West 10th, Kansas City, MO 64105.

Item 31.  MANAGEMENT SERVICES.

Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

Item 32C.  UNDERTAKINGS.

The management discussion of fund performance required by Item 5A is contained in the 12/31/96 annual report to shareholders which will be provided to each person to whom a prospectus is delivered, upon request and without charge.

                                   SIGNATURES
                                   FORM N-1A

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly
authorized,   in   the   City   of   Spokane,    and   State   of Washington
on the 24 day of April, 1997.

                                           COMPOSITE INCOME FUND, INC.
                                        --------------------------------
                                                 Registrant
[SEAL]
                                          By:/s/ William G. Papesh
                                             ------------------------
ATTEST:                                         William G. Papesh
/s/ John T. West                                     President
-----------------------------
John T. West, CPA                            /s/ Monte D. Calvin
Secretary                                    ------------------------
                                               Monte D. Calvin, CPA
                                           Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date indicated:

/s/ Wayne L. Attwood     March 25, 1997
-------------------------------------------
Wayne L. Attwood, Director     (Date)

/s/ Kristianne Blake     March 25, 1997
-------------------------------------------
Kristianne Blake, Director     (Date)

/s/ Anne V. Farrell      March 25, 1997
-------------------------------------------
Anne V. Farrell, Director      (Date)

/s/ Michael K. Murphy    March 25, 1997
-------------------------------------------
Michael K. Murphy, Director    (Date)

/s/ William G. Papesh    March 25, 1997
-------------------------------------------
William G. Papesh, Director    (Date)

/s/ Daniel L. Pavelich   March 25, 1997
-------------------------------------------
Daniel L. Pavelich             (Date)

/s/ Jay Rockey           March 25, 1997
-------------------------------------------
Jay Rockey, Director           (Date)

/s/ Richard C. Yancey    March 25, 1997
-------------------------------------------
Richard C. Yancey, Director    (Date)

--------------------------------------------------------------------------------
                                 EXHIBIT INDEX
--------------------------------------------------------------------------------
EX-99.B1                 CHARTER
EX-99.B4                 HOLDERS RTS
EX-99.B5                 ADVSR CONTR
EX-99.B6                 6(b) SPECIMEN SELLING AGREEMENT
EX-99.B8                 CUST CONTR
EX-99.B9                 OTH CONTRCT
EX-99.B10                OPINION & CONSENT OF COUNSEL
EX-99.B11                ACCOUNTANT'S CONSENT
EX-27.CLASS A            FINANCIAL DATA SCHEDULE - CLASS A
EX-27.CLASS B            FINANCIAL DATA SCHEDULE - CLASS B
--------------------------------------------------------------------------------